                            AIM EQUITY FUNDS, INC.
                             INSTITUTIONAL CLASSES



                                AIM Charter Fund
                            AIM Constellation Fund
                              AIM Weingarten Fund


[AIM LOGO APPEARS HERE]        SEMIANNUAL REPORT               APRIL 30, 1997

                               TABLE OF CONTENTS

          AIM CHARTER FUND                                  3-17

          AIM CONSTELLATION FUND                           18-32

          AIM WEINGARTEN FUND                          33-INSIDE
                                                      BACK COVER


Mutual funds, annuities, and other investments are not insured by the FDIC or any other government agency; are not deposits or other obligations of, or guaranteed by, any bank or any affiliate; and are subject to investment risks, including possible loss of principal amount invested.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                          The Chairman's Letter

                    Dear Fellow Shareholder:

                    We have seen a great deal of change in the markets during
                    the past few months, change that has been unsettling even
                    for experienced market watchers.
   [PHOTO of           In many instances the change has occurred suddenly as
   Charles T.       the markets have fluctuated widely during the past six
     Bauer,         months. The popular Dow Jones Industrial Average of 30
  Chairman of       large companies ranged from just over 7000 to just below
  the Board of      6400 before strengthening once again and regaining its lost
    the Fund,       ground. Both the Russell 2000 Index, judged to be the
 APPEARS HERE]      benchmark for small-cap stocks, and the Dow recently have
                    set records.
                       The point we want to emphasize is that such volatility
                    seems to be the norm rather than the exception in the current market. Although most attention has been on the large stocks in the S&P 500 index, the broad-based index generally considered "the market," small- and mid-cap companies have been even more volatile. Indexes for smaller companies were down as much as 20% before their recent rebound. Similarly, bonds fluctuated widely as concerns mounted over the possibility of rising interest rates.
    What does all of this mean? In past reports, we suggested that the 20%-30% returns of 1995 and 1996 were unlikely to continue uninterrupted, and we have seen that to be true so far in 1997. However, we are still experiencing the longest bull market in history, now in its seventh year. For hundreds of thousands of investors, this bull market is the only investment climate they have ever known. If you have been invested in stocks only since 1990, your experience has truly been extraordinary: the S&P 500 had an annual return of 30% in 1991, 38% in 1995, and 23% in 1996. And not one down year.
    Of course, returns such as those we've enjoyed in this bull market are well above the averages for stocks. That has led mutual fund managers, financial consultants, and market experts to voice concern that some investors may not be prepared for more modest returns that are in line with historical averages. And, although we've seen nothing but advances in the S&P 500 since 1990, it is important to remember that the market has averaged a down year one out of every three years since 1928.

KEEP REALISTIC EXPECTATIONS
What many investors may not realize is that periodic declines are inevitable. In every market, there is always some segment, and some investment strategies, that occasionally fall out of favor. Declines similar to what we have seen in the small-cap and mid-cap sectors during the past six months often are more severe than warranted; that is, they take good stocks down with the bad. Of course, that lets us pick stocks just as prices for many attractive companies are near their lowest for the year.
    Not that we expect severe declines ahead. But it is important to maintain realistic expectations about investment performance. Indeed, indications are that stock performance may be returning to historic norms closer to 10% return per year than 20%.
    It's also a good idea to reassess your financial goals periodically with your financial consultant. Managing your investments in changing markets can be challenging. But your financial consultant knows a few time-tested investment strategies that can help. Diversification can help you cushion the effects of volatility.

                       ---------------------------------
                           In every market, there is

                             always some segment,

                        and some investment strategies,

                            that occasionally fall

                                 out of favor.
                       ---------------------------------

                                                         Continued on next page

                                                          The Chairman's Letter



    On the following pages, your Fund's portfolio management team offers a complete discussion of recent market conditions and how the Fund was affected. They also discuss the Fund's portfolio strategy: why they believe the portfolio is well-positioned for growth, and why they are confident that the reasons for investing in the Fund are as compelling as ever. These discussions will help you better understand the relative performance of your Fund.

AIM/INVESCO MERGER FINALIZED
We are pleased to announce that the merger of A I M Management Group Inc. and INVESCO plc was concluded on February 28, 1997. AIM is now part of one of the world's largest independent investment management groups with approximately $170 billion in assets under management. The combined company, AMVESCAP plc, has the financial strength necessary to meet your needs in an increasingly competitive financial services environment, both in the United States and worldwide. And, we will not change the portfolio management, investment style, or name of any of the AIM funds you own. We have begun a new and promising era for AIM, one we believe will yield exciting opportunities.
    We appreciate the trust you have placed in us and we look forward to our continued close association. If you have any questions or comments about this report, we invite you to call Client Services at 800-659-1005 during normal business hours.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

AIM CHARTER FUND

For shareholders who seek growth and income by investing primarily in stocks of large-cap, well-run companies with a history of stable and improving earnings and generally increasing dividend payouts.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Charter Fund Institutional Class performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o   Past performance cannot guarantee comparable future results.
o The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o Standard & Poor's Corporation (S&P) is a credit-rating agency. The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is widely regarded by investors as representative of the stock market in general. The Dow Jones Industrial Average (DJIA) is an unmanaged composite of the performance of 30 large-company stocks.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

===============================================================================
AIM CHARTER FUND INSTITUTIONAL CLASS

Average Annual Total Returns

FOR PERIODS ENDED 3/31/97, MOST RECENT CALENDAR QUARTER-END.

1 Year                          13.79%
3 Years                         17.15
5 Years                         12.64
Inception (7/30/91)             12.70

FOR PERIODS ENDED 4/30/97

1 Year                          16.47%
3 Years                         18.99
5 Years                         13.45
Inception (7/30/91)             13.45
===============================================================================


                               AIM Charter Fund

The Managers' Overview

FUND CONTINUES TO PROVIDE ATTRACTIVE GROWTH AND INCOME

-------------------------------------------------------------------------------
A roundtable discussion with the Fund management team for AIM Charter Fund for the six months ended April 30, 1997.

Q. PLEASE DESCRIBE AIM CHARTER FUND'S PERFORMANCE DURING THE SIX MONTHS ENDED APRIL 30, 1997.

A. The Fund continued to produce the steady growth and income for which it is managed. Total return for the Institutional Class for the six-month period covered by this report, including reinvestment of the quarterly distributions, was a solid 9.46%. Net assets of the Institutional Class increased from $29.6 million to $32.8 million during the reporting period.

Q.  WHAT WERE MARKET CONDITIONS LIKE DURING THIS REPORTING PERIOD?

A. Stock markets remained volatile, as they were throughout 1996. The popular Dow Jones Industrial Average continued to climb through record highs, but its performance was punctuated by two downturns of consequence, the first in December 1996, the second from mid-March to mid-April 1997. In the second decline, the Dow lost 9.8% of its value--just about the 10% correction many market watchers believed was due given the prolonged length of this bull market.
        The primary cause of market volatility has been ongoing uncertainty regarding interest rates, the strength of the economy, and the outlook for corporate earnings. In circumstances like these, investors are drawn to large, predictable companies, a phenomenon termed a "flight to quality." Large-company stocks continued to outperform smaller-company stocks. During the six months covered by this report, the S&P 500, an index of large-company stocks, produced a total return of 14.71%.

Q. THE CURRENT MARKET IS OFTEN DESCRIBED AS "NARROW." WHAT IS MEANT BY A NARROW MARKET?

A. In a narrow market, the performance of a market index is generated by a comparatively few stocks. For example, if you took out of the S&P 500 the 100 largest stocks in that index, its performance for 1996 dropped from 22.95% to about 5.4%. In other words, 20% of the stocks in that index accounted for more than 75% of its total return.
        Such an unusual environment presents a challenge for a diversified mutual fund such as AIM Charter Fund, which has a relatively small holding of each security in its portfolio. AIM Charter Fund had 156 holdings as of the close of the reporting period. Keep in mind that while diversification means the Fund will not capture all the positive returns a narrow market may offer when it is going up, it also means the Fund may not experience all the negative returns during a downturn.

Q. WHY IS THE MARKET NARROW?

A. Many large companies are generating strong earnings, and the market has been willing to pay a high price for this performance. We think of these high prices as "earnings insurance." Investors seem disposed to pay a premium for a certain level of predictability about earnings that you get from such long-term performers as Coca-Cola and General Electric.
        But investors also want liquidity--securities that are widely traded so there will be a market for them if circumstances change abruptly. Even though the market resumed rising again in mid-April, with the Dow again reaching new highs shortly after the six-month reporting period closed, investors still seem skittish, uncertain whether this can continue. This is the main reason large-company stocks have outperformed small-company stocks for an extended period.

Q. DID THE FUND'S PORTFOLIO CHANGE MUCH DURING THE REPORTING PERIOD? HAVE YOU TRIED TO MAKE IT LOOK MORE LIKE THE S&P 500?

A. We have made modifications since our last report, but no dramatic changes. Financial stocks, technology stocks, and health-care stocks are still among our largest holdings. But we have not attempted to model the Fund's portfolio after any index.

Q.  WHAT DO YOU FIND ATTRACTIVE ABOUT FINANCIAL STOCKS?

A. One attraction is the consolidation and restructuring going on in the banking and insurance industries. For example, since our last report, we have added a substantial holding in Washington Mutual, Inc. This savings and loan, which operates in Western states, has significantly expanded its customer base through a series of strategic mergers. Washington Mutual also announced record earnings for the first quarter of 1997.
        Other financial holdings include government-sponsored entities such as "Sallie Mae," the Student Loan Marketing Association, which has become the nation's leading provider of financial funding services for college education loans and is also a major source of financing for facilities and equipment for higher education institutions.



                               AIM Charter Fund

Q. WITH MANY TECHNOLOGY STOCKS LAGGING, WHY DO YOU STILL OWN A LARGE NUMBER OF TECH STOCKS?

A. Approximately 12% of the portfolio's common stock holdings are technology companies such as service providers, personal computer makers, and semiconductor manufacturers.
        This sector has had its difficulties. In a technology universe of 600 stocks followed by Bear Stearns, by April 1, 1997, the average software company stock was down 53% from its 1996 peak. Many tech stocks, especially those of smaller companies, have never fully recovered from the sell-off that hit last summer.
        But many technology companies have reported excellent earnings for the first quarter of 1997, and our stock-selection process has found a number of technology companies we consider very promising. However, they are different from the ones we owned when the reporting period opened.
        We have reduced our exposure to computer networking stocks, for example. This field has become problematic as networking has become complex and the field increasingly competitive.
        We have raised our stake in semi-conductor makers. We added Texas Instruments, whose operating profit was up significantly this year. Texas Instruments, like Intel, another semiconductor holding, illustrates the competitive advantage of high-value, noncommodity semiconductor products. Texas Instruments' revenue and profit growth came mainly from differentiated products used for data communications, a flourishing industry.
        Despite the potential uncertainty in the short run, technology has been the chief engine of economic expansion the past few years, generating up to one-third of all economic growth by some estimates. We think this sector still offers high growth possibilities over the long term.

Q. FINALLY, HEALTH CARE. YOU HAVE HAD SIZABLE HOLDINGS IN THIS SECTOR FOR SOME TIME, HAVEN'T YOU?

A. Yes. Health-care stocks remain among our largest positions, especially pharmaceutical companies and patient-care providers, which together made up about 13% of the portfolio as the reporting period closed.
        Pharmaceutical manufacturers in the portfolio tend to be recognizable names. For instance, both SmithKline Beecham and Bristol-Myers Squibb are bringing a steady stream of new products to market and reporting substantial earnings growth. About the only weakness of the Fund's pharmaceutical holdings is that some stock valuations in this industry have become so high we may reduce our exposure to them despite strong earnings.
        In the patient-care area, health maintenance organizations continue to lead the efficiency drive in the U.S. health-care industry and recently have improved their pricing structure. United HealthCare, a managed-care provider with a growing enrollment; and Genesis Health Ventures, which specializes in integrated care services for the elderly, are among our holdings in this area.
        Given demographic trends in the U.S., we believe health care remains a promising area of investment.

Q. DOES THE FUND CONTINUE TO INVEST IN CONVERTIBLE BONDS AND OTHER INCOME-PRODUCING SECURITIES?

A. Convertible securities still offer real growth and income opportunities for the Fund, and thus remain important in fulfilling the Fund's objectives. However, the Fund's allocation to convertibles was reduced due to the relative attractiveness of common stocks. In addition, many of the new issues that came to market during the reporting period did not meet our investment criteria. We have kept up our regular dividends and the income component of our investment strategy through keeping at least 80% of the portfolio in dividend-paying stocks.

Q.  WHAT IS YOUR MARKET OUTLOOK FOR THE NEAR TERM?

A. In the U.S., the economic underpinnings for a strong market appear to be in place: given the absence of inflation, the Federal Reserve Board held interest rates steady when it met in May; the economy is growing at a very healthy clip; and for a record 17 quarters in a row, corporate earnings have outstripped analysts' forecasts. The unanswerable questions are whether this can continue and, if so, for how long?
        After two extraordinary years in 1995 and 1996, the consensus expectation is for market performance in 1997 to be closer to its historical norm: 9% or 10% total returns. We all need to keep in mind that 9% and 10% are substantial returns and well above the prevailing inflation rate of about 3%, though they may seem slim compared to the very recent past. The greatest challenge for investors may be to temper their expectations.


PORTFOLIO COMPOSITION

As of 4/30/97, based on net assets

===============================================================================

COMMON STOCK                       83.81%
CONVERTIBLE PREFERRED STOCK         7.88%
CONVERTIBLE BONDS                   5.81%
U.S. GOVERNMENT BONDS               1.33%
OTHER                               1.17%

===============================================================================

===============================================================================
TOP 10 COMMON STOCK HOLDINGS
===============================================================================

1.  Philip Morris Companies, Inc.         2.95%
2.  Texas Instruments, Inc.               2.39
3.  Washington Mutual, Inc.               2.12
4.  Bristol-Myers Squibb Co.              2.11
5.  Cincinnati Bell, Inc.                 1.80
6.  SmithKline Beecham PLC                1.73
7.  Allstate Corp.                        1.58
8.  Federal National Mortgage Association 1.54
9.  Hewlett-Packard Co.                   1.41
10. Student Loan Marketing Association    1.27

        Please keep in mind that the Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.
===============================================================================

                               AIM Charter Fund

SCHEDULE OF INVESTMENTS

APRIL 30, 1997
(UNAUDITED)

                                                     MARKET
                                      SHARES         VALUE
COMMON STOCKS-83.81%

ADVERTISING/BROADCASTING-0.08%

True North Communications, Inc.        148,200   $    2,834,324
---------------------------------------------------------------

AEROSPACE/DEFENSE-0.89%

Rockwell International Corp.           275,000       18,287,500
---------------------------------------------------------------
United Technologies Corp.              200,000       15,125,000
---------------------------------------------------------------
                                                     33,412,500
---------------------------------------------------------------

APPLIANCES-0.36%

Philips Electronics N.V.-ADR-New
  York Shares (Netherlands)            250,000       13,375,000
---------------------------------------------------------------

AUTOMOBILE/TRUCK PARTS & TIRES-0.38%

Lear Corp.(a)                          400,000       14,300,000
---------------------------------------------------------------

BANKING-1.24%

Marshall & Ilsley Corp.                300,000       11,512,500
---------------------------------------------------------------
NationsBank Corp.                      400,000       24,150,000
---------------------------------------------------------------
Wells Fargo & Co.                       40,000       10,670,000
---------------------------------------------------------------
                                                     46,332,500
---------------------------------------------------------------

BANKING (MONEY CENTER)-1.81%

BankAmerica Corp.                      260,000       30,387,500
---------------------------------------------------------------
Chase Manhattan Corp.                  400,000       37,050,000
---------------------------------------------------------------
                                                     67,437,500
---------------------------------------------------------------

BEVERAGES-0.85%

Coca-Cola Co. (The)                    350,000       22,268,750
---------------------------------------------------------------
PepsiCo, Inc.                          268,500        9,363,938
---------------------------------------------------------------
                                                     31,632,688
---------------------------------------------------------------

BIOTECHNOLOGY-0.63%

Biogen, Inc.(a)                        740,000       23,680,000
---------------------------------------------------------------

BUSINESS SERVICES-1.66%

CUC International, Inc.(a)             800,000       16,900,000
---------------------------------------------------------------
Diebold, Inc.                          300,000       10,050,000
---------------------------------------------------------------
Equifax, Inc.                          800,000       23,000,000
---------------------------------------------------------------
Paychex, Inc.                          260,000       12,171,250
---------------------------------------------------------------
                                                     62,121,250
---------------------------------------------------------------

COMPUTER MAINFRAMES-0.78%

International Business Machines
  Corp.                                180,000       28,935,000
---------------------------------------------------------------

COMPUTER MINI/PCS-3.63%

Compaq Computer Corp.(a)               120,000       10,245,000
---------------------------------------------------------------
Dell Computer Corp.(a)                 300,000       25,106,250
---------------------------------------------------------------
Gateway 2000, Inc.(a)                  340,000       18,657,500
---------------------------------------------------------------
Hewlett-Packard Co.                  1,000,000       52,500,000
---------------------------------------------------------------
Sun Microsystems, Inc.(a)            1,000,000       28,812,500
---------------------------------------------------------------
                                                    135,321,250
---------------------------------------------------------------

COMPUTER NETWORKING-0.35%

ECI Telecommunications Ltd.
  Designs (Israel)                     600,000       13,125,000
---------------------------------------------------------------

COMPUTER PERIPHERALS-0.49%

Seagate Technology, Inc.(a)            400,000       18,350,000
---------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-3.87%

Computer Associates International,
  Inc.                                  32,300        1,679,600
---------------------------------------------------------------
Compuware Corp.(a)                     600,000       22,650,000
---------------------------------------------------------------
Fiserv, Inc.(a)                        460,000       17,365,000
---------------------------------------------------------------
HBO & Co.                              300,000       16,050,000
---------------------------------------------------------------
Microsoft Corp.(a)                     240,000       29,160,000
---------------------------------------------------------------
Sterling Commerce, Inc.(a)           1,300,000       33,637,500
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

COMPUTER SOFTWARE/SERVICES-(CONTINUED)

Wallace Computer Services, Inc.        900,000   $   24,075,000
---------------------------------------------------------------
                                                    144,617,100
---------------------------------------------------------------

CONGLOMERATES-1.49%

AlliedSignal Inc.                      260,000       18,785,000
---------------------------------------------------------------
Loews Corp.                            400,000       36,750,000
---------------------------------------------------------------
                                                     55,535,000
---------------------------------------------------------------

COSMETICS & TOILETRIES-2.33%

Avon Products, Inc.                    300,000       18,487,500
---------------------------------------------------------------
Gillette Co.                           200,000       17,000,000
---------------------------------------------------------------
Procter & Gamble Co. (The)             200,000       25,150,000
---------------------------------------------------------------
Warner-Lambert Co.(b)                  270,000       26,460,000
---------------------------------------------------------------
                                                     87,097,500
---------------------------------------------------------------

ELECTRONIC COMPONENTS/MISCELLANEOUS-0.86%

General Electric Co.                   200,000       22,175,000
---------------------------------------------------------------
Honeywell, Inc.                        140,000        9,887,500
---------------------------------------------------------------
                                                     32,062,500
---------------------------------------------------------------

FINANCE (ASSET MANAGEMENT)-2.47%

Franklin Resources, Inc.               400,000       23,650,000
---------------------------------------------------------------
Merrill Lynch & Co., Inc.              420,000       40,005,000
---------------------------------------------------------------
Morgan Stanley Group, Inc.             300,000       18,937,500
---------------------------------------------------------------
United Assets Management Corp.         400,000        9,800,000
---------------------------------------------------------------
                                                     92,392,500
---------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-5.76%

American Express Co.                   500,000       32,937,500
---------------------------------------------------------------
Concord EFS, Inc.(a)                   400,000        7,900,000
---------------------------------------------------------------
Federal Home Loan Mortgage Corp.     1,000,000       31,875,000
---------------------------------------------------------------
Federal National Mortgage
  Association                        1,400,000       57,575,000
---------------------------------------------------------------
Green Tree Financial Corp.             600,000       17,775,000
---------------------------------------------------------------
Household International, Inc.          220,000       19,360,000
---------------------------------------------------------------
Student Loan Marketing Association     400,000       47,300,000
---------------------------------------------------------------
                                                    214,722,500
---------------------------------------------------------------

FINANCE (SAVINGS & LOAN)-2.12%

Washington Mutual, Inc.              1,600,000       79,000,000
---------------------------------------------------------------

FOOD/PROCESSING-0.28%

Interstate Bakeries Corp.              200,000       10,375,000
---------------------------------------------------------------

FUNERAL SERVICES-0.55%

Service Corp. International(b)         600,000       20,550,000
---------------------------------------------------------------

HOTELS/MOTELS-0.63%

HFS, Inc.(a)                           400,000       23,700,000
---------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-0.69%

Equitable Companies, Inc.              500,000       14,625,000
---------------------------------------------------------------
Provident Companies, Inc.              200,000       11,175,000
---------------------------------------------------------------
                                                     25,800,000
---------------------------------------------------------------

INSURANCE (MULTI-LINE
  PROPERTY)-6.07%

Aetna Inc.                             200,000       18,225,000
---------------------------------------------------------------
Allstate Corp.                         900,000       58,950,000
---------------------------------------------------------------
American International Group, Inc.     300,000       38,550,000
---------------------------------------------------------------
CIGNA Corp.                            200,000       30,075,000
---------------------------------------------------------------
ITT Hartford Group, Inc.               160,000       11,920,000
---------------------------------------------------------------
MBIA, Inc.                             120,000       11,685,000
---------------------------------------------------------------
Travelers Group, Inc.                  550,000       30,456,250
---------------------------------------------------------------
Travelers Property Casualty
  Corp.-Class A                        500,000       16,875,000
---------------------------------------------------------------

                                        6
                   C      H      A      R      T      E     R

                                                     MARKET
                                      SHARES         VALUE

INSURANCE (MULTI-LINE PROPERTY)-(CONTINUED)

USF&G Corp.                            500,000   $   10,000,000
---------------------------------------------------------------
                                                    226,736,250
---------------------------------------------------------------

LEISURE & RECREATION-0.38%

Brunswick Corp.                        500,000       14,125,000
---------------------------------------------------------------

MACHINERY (MISCELLANEOUS)-0.55%

Thermo Electron Corp.(a)               600,000       20,700,000
---------------------------------------------------------------

MEDICAL (DRUGS)-9.76%

Abbott Laboratories                    340,000       20,740,000
---------------------------------------------------------------
American Home Products Corp.           600,000       39,750,000
---------------------------------------------------------------
Bergen Brunswig Corp.-Class A          600,000       20,475,000
---------------------------------------------------------------
Bristol-Myers Squibb Co.             1,200,000       78,600,000
---------------------------------------------------------------
Johnson & Johnson                      500,000       30,625,000
---------------------------------------------------------------
Lilly (Eli) & Co.(b)                   300,000       26,362,500
---------------------------------------------------------------
Merck & Co., Inc.                      480,000       43,440,000
---------------------------------------------------------------
Pfizer, Inc.                           200,000       19,200,000
---------------------------------------------------------------
SmithKline Beecham PLC-ADR (United
  Kingdom)                             800,000       64,500,000
---------------------------------------------------------------
Teva Pharmaceutical Industries
  Ltd.-ADR (Israel)                    400,000       20,300,000
---------------------------------------------------------------
                                                    363,992,500
---------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-3.45%

Columbia/HCA Healthcare Corp.          800,000       28,000,000
---------------------------------------------------------------
Genesis Health Ventures, Inc.(a)       300,000        8,962,500
---------------------------------------------------------------
MedPartners, Inc.(a)                 1,800,000       32,850,000
---------------------------------------------------------------
Tenet Healthcare Corp.(a)            1,500,000       39,000,000
---------------------------------------------------------------
United Healthcare Corp.                400,000       19,450,000
---------------------------------------------------------------
                                                    128,262,500
---------------------------------------------------------------

MEDICAL INSTRUMENTS/PRODUCTS-1.74%

Baxter International Inc.              600,000       28,725,000
---------------------------------------------------------------
Medtronic, Inc.                        100,000        6,925,000
---------------------------------------------------------------
Omnicare, Inc.                         800,000       19,500,000
---------------------------------------------------------------
Stryker Corp.(a)                       300,000        9,862,500
---------------------------------------------------------------
                                                     65,012,500
---------------------------------------------------------------

NATURAL GAS PIPELINE-2.06%

El Paso Natural Gas Co.                500,000       29,062,500
---------------------------------------------------------------
Sonat, Inc.                            300,000       17,137,500
---------------------------------------------------------------
Williams Companies, Inc. (The)         700,000       30,712,500
---------------------------------------------------------------
                                                     76,912,500
---------------------------------------------------------------

OFFICE AUTOMATION-0.99%

Danka Business Systems PLC-ADR
  (United Kingdom)                     600,000       18,337,500
---------------------------------------------------------------
Xerox Corp.                            300,000       18,450,000
---------------------------------------------------------------
                                                     36,787,500
---------------------------------------------------------------

OFFICE PRODUCTS-0.33%

Reynolds & Reynolds Co.- Class A       600,000       12,450,000
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.36%

Apache Corp.(a)                        400,000       13,600,000
---------------------------------------------------------------

OIL & GAS (SERVICES)-2.64%

Exxon Corp.                            520,000       29,445,000
---------------------------------------------------------------
Halliburton Co.                        300,000       21,187,500
---------------------------------------------------------------
Mobil Corp.                            140,000       18,200,000
---------------------------------------------------------------
Petroleum Geo-Services ASA-ADR(a)
  (Norway)                             300,000       11,550,000
---------------------------------------------------------------
Royal Dutch Petroleum Co.-ADR-New
  York shares (Netherlands)            100,000       18,025,000
---------------------------------------------------------------
                                                     98,407,500
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
OIL EQUIPMENT & SUPPLIES-1.80%

Baker Hughes, Inc.                     500,000   $   17,250,000
---------------------------------------------------------------
BJ Services Co.(a)                     400,000       18,850,000
---------------------------------------------------------------
Coastal Corp.                          400,000       19,000,000
---------------------------------------------------------------
Tidewater, Inc.                        300,000       12,037,500
---------------------------------------------------------------
                                                     67,137,500
---------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.82%

Kimberly-Clark Corp.                   600,000       30,750,000
---------------------------------------------------------------

PUBLISHING-0.46%

R.R. Donnelley & Sons Co.              500,000       17,125,000
---------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS-1.42%

Crescent Real Estate Equities, Inc.    400,000       10,500,000
---------------------------------------------------------------
FelCor Suite Hotels, Inc.              260,000        9,327,500
---------------------------------------------------------------
National Health Investors, Inc.        135,200        5,036,200
---------------------------------------------------------------
Patriot American Hospitality, Inc.     600,000       12,900,000
---------------------------------------------------------------
Starwood Lodging Trust                 400,000       15,400,000
---------------------------------------------------------------
                                                     53,163,700
---------------------------------------------------------------

RETAIL (FOOD & DRUGS)-0.84%

American Stores Co.                    300,000       13,650,000
---------------------------------------------------------------
Safeway, Inc.(a)                       400,000       17,850,000
---------------------------------------------------------------
                                                     31,500,000
---------------------------------------------------------------

RETAIL (STORES)-2.60%

Blue Square-Israel Ltd.-ADR(a)
  (Israel)                             470,000        8,753,750
---------------------------------------------------------------
Boise Cascade Office Products
  Corp.(a)                             600,000       10,575,000
---------------------------------------------------------------
CompUSA, Inc.(a)                     2,000,000       38,500,000
---------------------------------------------------------------
Sports Authority, Inc. (The)(a)      1,000,000       17,750,000
---------------------------------------------------------------
U.S. Office Products Co.(a)            300,000        7,650,000
---------------------------------------------------------------
Walgreen Co.                           300,000       13,800,000
---------------------------------------------------------------
                                                     97,028,750
---------------------------------------------------------------

SEMICONDUCTORS-3.21%

Intel Corp.                            200,000       30,625,000
---------------------------------------------------------------
Texas Instruments, Inc.              1,000,000       89,250,000
---------------------------------------------------------------
                                                    119,875,000
---------------------------------------------------------------

TELECOMMUNICATIONS-3.12%

ADC Telecommunications, Inc.(a)        600,000       15,675,000
---------------------------------------------------------------
Andrew Corp.(a)                        200,000        4,950,000
---------------------------------------------------------------
DSC Communications Corp.(a)            700,000       14,262,500
---------------------------------------------------------------
Lucent Technologies, Inc.              200,000       11,825,000
---------------------------------------------------------------
Nokia Oy A.B.-Class A-ADR
  (Finland)                            460,000       29,727,500
---------------------------------------------------------------
Telefonaktiebolaget LM
  Ericsson-ADR (Sweden)                600,000       20,175,000
---------------------------------------------------------------
Tellabs, Inc.(a)                       500,000       19,937,500
---------------------------------------------------------------
                                                    116,552,500
---------------------------------------------------------------

TELEPHONE-2.69%

Cincinnati Bell, Inc.                1,200,000       67,200,000
---------------------------------------------------------------
SBC Communications, Inc.               600,000       33,300,000
---------------------------------------------------------------
                                                    100,500,000
---------------------------------------------------------------

TOBACCO-4.07%

Philip Morris Companies, Inc.        2,800,000      110,250,000
---------------------------------------------------------------
RJR Nabisco Holdings Corp.           1,400,000       41,650,000
---------------------------------------------------------------
                                                    151,900,000
---------------------------------------------------------------

TRANSPORTATION-0.25%

Hvide Marine, Inc.-Class A(a)          551,800        9,518,550
---------------------------------------------------------------
  Total Common Stocks                             3,128,746,362
---------------------------------------------------------------

                                        7
                   C      H      A      R      T      E     R

                                      PRINCIPAL       MARKET
                                       AMOUNT         VALUE
CONVERTIBLE CORPORATE BONDS-5.81%
BUSINESS SERVICES-0.48%
Career Horizons, Inc., Conv. Bonds,
  7.00%, 11/01/02(c) (acquired
  10/16/95-02/04/97; cost
  $16,536,121)                       $10,350,000   $ 17,956,112
---------------------------------------------------------------
COMPUTER NETWORKING-0.29%
Comverse Technology, Inc., Conv.
  Sub. Deb., 5.75%, 10/01/06(c)
  (acquired 01/21/97-01/22/97; cost
  $11,702,662)                        10,000,000     10,883,900
---------------------------------------------------------------
COMPUTER PERIPHERALS-0.73%
Quantum Corp., Conv. Sub. Notes,
  5.00%, 03/01/03(c)(acquired
  03/13/97-03/14/97; cost
  $26,181,500)                        14,000,000     27,124,580
---------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES-0.58%
Baan Co., N.V., (Netherlands) Conv.
  Sub. Notes, 4.50%, 12/15/01(c)
  (acquired 12/12/96-01/07/97; cost
  $16,027,500)                        16,000,000     21,724,960
---------------------------------------------------------------
ELECTRONIC COMPONENTS/MISCELLANEOUS-0.30%
SCI Systems, Inc., Conv. Sub.
  Notes, 5.00%, 05/01/06(c)
  (acquired 10/24/96-10/28/96; cost
  $9,952,680)                          8,000,000     11,210,000
---------------------------------------------------------------
HOTELS/MOTELS-0.34%
Hilton Hotels Corp., Conv. Sub.
  Notes, 5.00%, 05/15/06              12,000,000     12,667,560
---------------------------------------------------------------
OIL EQUIPMENT & SUPPLIES-0.33%
Diamond Offshore Drilling, Inc.,
  Conv. Sub. Notes, 3.75%, 02/15/07   12,000,000     12,235,800
---------------------------------------------------------------
POLLUTION CONTROL-1.04%
Sanifill, Inc., Conv. Sub. Deb.,
  5.00%, 03/01/06                     18,000,000     23,044,860
---------------------------------------------------------------
U.S. Filter Corp., Conv. Sub.
  Notes, 6.00%, 09/15/05               9,000,000     15,611,582
---------------------------------------------------------------
                                                     38,656,442
---------------------------------------------------------------
RESTAURANTS-0.52%
Boston Chicken, Inc., Conv. Sub.
  Deb., 7.75%, 05/01/04               18,000,000     19,485,000
---------------------------------------------------------------
RETAIL (STORES)-0.28%
Staples Inc., Conv. Sub. Deb.,
  4.50%, 10/01/00(c) (acquired
  09/16/96-10/28/96; cost
  $11,027,260)                        10,000,000     10,410,300
---------------------------------------------------------------
SEMICONDUCTORS-0.92%
Altera Corp., Conv. Sub. Notes,
  5.75%, 06/15/02(c) (acquired
  09/16/96-09/17/96; cost
  $11,677,400)                        10,000,000     20,278,700
---------------------------------------------------------------
Analog Devices, Conv. Sub. Notes,
  3.50%, 12/01/00                     10,000,000     14,039,000
---------------------------------------------------------------
                                                     34,317,700
---------------------------------------------------------------
  Total Convertible Corporate Bonds                 216,672,354
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
CONVERTIBLE PREFERRED STOCKS-7.88%
COSMETICS & TOILETRIES-0.35%
McKesson Corp.-$2.50 Conv. Pfd.(c)
  (acquired 02/13/97-04/29/97;
  cost $11,905,813)                    230,000   $   13,167,500
---------------------------------------------------------------
FINANCE (ASSET MANAGEMENT)-0.29%
AES Trust I-$2.69 Conv. Pfd.           200,000       10,925,000
---------------------------------------------------------------
FINANCE (CONSUMER CREDIT)-1.08%
Penncorp Financial Group,
  Inc.-$3.375 Conv. Pfd.               120,000        9,600,000
---------------------------------------------------------------
SunAmerica, Inc.-Series E, $3.10
  Dep. Conv. Pfd.                      300,000       30,600,000
---------------------------------------------------------------
                                                     40,200,000
---------------------------------------------------------------
FUNERAL SERVICES-1.11%
SCI Financial LLC-Series A, $3.125
  Conv. Pfd.                           360,000       41,265,000
---------------------------------------------------------------
HOTELS/MOTELS-0.45%
Host Marriott Financial
  Trust-$3.375 Conv. Pfd.(c)
  (acquired 11/25/96-03/19/97;
  cost $15,929,000)                    300,000       16,651,200
---------------------------------------------------------------
INSURANCE (LIFE & HEALTH)-1.57%
Conseco Inc.-$4.278 Conv. PRIDES       400,000       58,600,000
---------------------------------------------------------------
OIL & GAS (EXPLORATION &
  PRODUCTION)-0.47%
Unocal Corp.-$3.125 Conv. Pfd.         320,000       17,725,760
---------------------------------------------------------------
RETAIL (STORES)-0.55%
TJX Companies, Inc.-Series E,
  $7.00 Conv. Pfd.                      80,000       20,680,000
---------------------------------------------------------------
TELECOMMUNICATIONS-2.01%
WorldCom, Inc.-$2.68 Dep. Conv.
  Pfd.                                 900,000       75,150,000
---------------------------------------------------------------
  Total Convertible Preferred
    Stocks                                          294,364,460
---------------------------------------------------------------

                                    PRINCIPAL
                                      AMOUNT
U.S. TREASURY NOTES-1.33%
6.00%, 09/30/98                    $10,000,000        9,988,300
---------------------------------------------------------------
5.875%, 10/31/98                    10,000,000        9,961,700
---------------------------------------------------------------
5.625%, 11/30/98                    10,000,000        9,922,600
---------------------------------------------------------------
5.875%, 02/28/99                    10,000,000        9,941,800
---------------------------------------------------------------
6.25%, 03/31/99                     10,000,000       10,003,100
---------------------------------------------------------------
  Total U.S. Treasury Notes                          49,817,500
---------------------------------------------------------------
REPURCHASE AGREEMENT(d)-0.44%
HSBC Securities Inc., 5.05%,
  05/01/97(e)                       16,471,349       16,471,349
---------------------------------------------------------------
TOTAL INVESTMENTS-99.27%                          3,706,072,025
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.73%                                  27,255,511
---------------------------------------------------------------
NET ASSETS-100.00%                               $3,733,327,536
---------------------------------------------------------------

Abbreviations:

ADR   -- American Depository Receipt
Conv.  -- Convertible
Deb.   -- Debentures
Dep.   -- Depository
Pfd.    -- Preferred
PRIDES  -- Preferred Redemption Increase Dividend Equity Security
Sub.   -- Subordinated

Notes to Schedule of Investments:
(a) Non-income producing security.
(b) A portion of these securities are subject to call options written. See Note
    7.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with the procedures established by the Board of Directors. The aggregate market value of these securities at 04/30/97 was $149,407,252 which represented 4.00% of the Fund's net assets.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 04/30/97 with a maturing value of $100,014,028. Collateralized by $96,950,000 U.S. Treasury obligations, 7.50% to 7.875% due 10/31/99 to 12/31/99 with an aggregate market value at 04/30/97 of $102,002,050.
See Notes to Financial Statements.
                                        8
                   C      H      A      R      T      E     R

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 1997
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $3,120,727,704)                             $3,706,072,025
------------------------------------------------------------
Cash                                                       7
------------------------------------------------------------
Receivable for:
  Investments sold                                48,915,615
------------------------------------------------------------
  Capital stock sold                               7,224,353
------------------------------------------------------------
  Dividends and interest                           6,001,017
------------------------------------------------------------
Investment for deferred compensation plan             34,314
------------------------------------------------------------
Other assets                                         232,354
------------------------------------------------------------
      Total assets                             3,768,479,685
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           23,779,363
------------------------------------------------------------
  Capital stock reacquired                         5,050,489
------------------------------------------------------------
  Options written                                  1,962,500
------------------------------------------------------------
  Deferred compensation                               34,314
------------------------------------------------------------
Accrued advisory fees                              1,832,007
------------------------------------------------------------
Accrued administrative services fees                  10,726
------------------------------------------------------------
Accrued distribution fees                          1,570,549
------------------------------------------------------------
Accrued transfer agent fees                          643,884
------------------------------------------------------------
Accrued operating expenses                           268,317
------------------------------------------------------------
      Total liabilities                           35,152,149
------------------------------------------------------------
Net assets applicable to shares outstanding   $3,733,327,536
============================================================

NET ASSETS:

Class A                                       $2,948,273,303
============================================================
Class B                                       $  752,280,983
============================================================
Institutional Class                           $   32,773,250
============================================================

CAPITAL STOCK, $.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                    257,010,441
============================================================
Class B:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                     65,718,858
============================================================
Institutional Class:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      2,843,951
============================================================
Class A:
  Net asset value and redemption price per
    share                                     $        11.47
============================================================
  Offering price per share:
    (Net asset value of $11.47
      divided by 94.50%)                      $        12.14
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        11.45
============================================================
Institutional Class:
  Net asset value, offering and redemption
    price per share                           $        11.52
============================================================

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 1997
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of $188,101 foreign
  withholding tax)                             $ 25,739,148
-----------------------------------------------------------
Interest                                         10,862,728
-----------------------------------------------------------
      Total investment income                    36,601,876
-----------------------------------------------------------

EXPENSES:

Advisory fees                                    11,175,345
-----------------------------------------------------------
Administrative services fees                         62,783
-----------------------------------------------------------
Custodian fees                                       79,299
-----------------------------------------------------------
Directors' fees                                      10,974
-----------------------------------------------------------
Distribution fees-Class A                         4,292,872
-----------------------------------------------------------
Distribution fees-Class B                         3,203,810
-----------------------------------------------------------
Transfer agent fees-Class A                       1,879,410
-----------------------------------------------------------
Transfer agent fees-Class B                         612,124
-----------------------------------------------------------
Transfer agent fees-Institutional Class               1,440
-----------------------------------------------------------
Other                                               586,524
-----------------------------------------------------------
      Total expenses                             21,904,581
-----------------------------------------------------------
Less: Advisory fees waived                         (193,862)
-----------------------------------------------------------
      Expenses paid indirectly                      (29,281)
-----------------------------------------------------------
      Net expenses                               21,681,438
-----------------------------------------------------------
Net investment income                            14,920,438
-----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES AND OPTION CONTRACTS:

Net realized gain on sales of:
  Investment securities                         149,439,237
-----------------------------------------------------------
  Foreign currencies                                  1,974
-----------------------------------------------------------
  Futures contracts                               2,973,432
-----------------------------------------------------------
                                                152,414,643
-----------------------------------------------------------

UNREALIZED APPRECIATION (DEPRECIATION) OF:

  Investment securities                         129,195,133
-----------------------------------------------------------
  Foreign currencies                                 (1,823)
-----------------------------------------------------------
  Futures contracts                                  51,980
-----------------------------------------------------------
  Option contracts                                 (414,052)
-----------------------------------------------------------
                                                128,831,238
-----------------------------------------------------------
Net gain on investment securities, foreign
  currencies, futures and option transactions   281,245,881
-----------------------------------------------------------
Net increase in net assets resulting from
  operations                                   $296,166,319
===========================================================

See Notes to Financial Statements.

                                        9
                   C      H      A      R      T      E     R

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 1997 AND THE YEAR ENDED OCTOBER 31, 1996 (UNAUDITED)

                                                                APRIL 30,        OCTOBER 31,
                                                                   1997              1996
                                                              --------------    --------------
OPERATIONS:
  Net investment income                                       $   14,920,438    $   45,400,910
----------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities,
    foreign currencies and futures contracts                     152,414,643       187,738,534
----------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currencies, futures and option contracts             128,831,238       171,775,447
----------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations       296,166,319       404,914,891
----------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income:
  Class A                                                        (19,825,669)      (34,698,850)
----------------------------------------------------------------------------------------------
  Class B                                                         (2,392,357)       (2,262,959)
----------------------------------------------------------------------------------------------
  Institutional Class                                               (274,510)         (506,177)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investments:
  Class A                                                       (151,133,306)     (170,497,932)
----------------------------------------------------------------------------------------------
  Class B                                                        (31,330,634)       (8,672,692)
----------------------------------------------------------------------------------------------
  Institutional Class                                             (1,673,772)       (2,168,635)
----------------------------------------------------------------------------------------------
Net equalization credits:
  Class A                                                            293,484           511,762
----------------------------------------------------------------------------------------------
  Class B                                                            189,770           219,669
----------------------------------------------------------------------------------------------
  Institutional Class                                                  5,631             1,194
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        226,440,455       518,654,491
----------------------------------------------------------------------------------------------
  Class B                                                        222,049,354       417,063,105
----------------------------------------------------------------------------------------------
  Institutional Class                                              2,341,356         2,366,710
----------------------------------------------------------------------------------------------
      Net increase in net assets                                 540,856,121     1,124,924,577
----------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                          3,192,471,415     2,067,546,838
----------------------------------------------------------------------------------------------
  End of period                                               $3,733,327,536    $3,192,471,415
----------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Capital (par value and additional paid-in)                  $2,995,573,811    $2,544,742,646
----------------------------------------------------------------------------------------------
  Undistributed net investment income                              1,794,279         8,877,492
----------------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment
    securities, foreign currencies and futures contracts         151,029,177       182,752,246
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures and option contracts                     584,930,269       456,099,031
----------------------------------------------------------------------------------------------
                                                              $3,733,327,536    $3,192,471,415
----------------------------------------------------------------------------------------------

See Notes to Financial Statements.
                                       10
                   C      H      A      R      T      E     R

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1997
(UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Charter Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six diversified portfolios:
AIM Charter Fund, AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Constellation Fund and AIM Weingarten Fund. The Fund currently offers three different classes of shares: Class A shares, Class B shares and the Institutional Class. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide growth of capital, with current income as a secondary objective.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
A. Security Valuations-A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
C. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Expenses-Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses are allocated among the classes.
E. Equalization-The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of Fund shares, equivalent on a per share basis to the amount of undistributed net investment income, is credited or charged to undistributed net income when the transaction is recorded so that the undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.
F. Foreign Currency Translations-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
G. Foreign Currency Contracts-A forward currency contract is an obligation to purchase or sell a specific currency for an agreed upon price at a future date. The Fund may enter into a forward currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed

                                       11
                   C      H      A      R      T      E     R
    to risk if counterparties to the contracts are unable to meet the terms of their contracts.
H. Stock Index Futures Contracts-The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the securities being hedged.
I. Covered Call Options-The fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to voluntarily waive a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the voluntary waiver, AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. The approval of Board of Directors would be necessary before AIM can discontinue this waiver. During the six months ended April 30, 1997, AIM waived fees of $193,862. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended April 30, 1997, AIM was reimbursed $62,783 for such services.
  The Fund, pursuant to a transfer agency and services agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Class A and Class B shares. During the six months ended April 30, 1997, AFS was paid $1,441,644 for such services. During the six months ended April 30, 1997, the Fund paid A I M Institutional Fund Services, Inc. ("AIFS") $1,440 for shareholder and transfer agency services with respect to the Institutional Class.
  The Fund received reductions in transfer agency fees of $27,534 from dividends received on balances in cash management bank accounts. In addition, the Fund incurred expenses of $1,747 for pricing services which are paid through directed brokerage commissions. The effect of the above arrangements resulted in a reduction in the Fund's total expenses of $29,281 during the six months ended April 30, 1997.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A and Class B shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Class. The Company has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with

                                       12
                   C      H      A      R      T      E     R
respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at the annual rate of 0.30% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more designees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B
Plan), and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the six months ended April 30, 1997, the Class A and Class B shares paid AIM Distributors $4,292,872 and $3,203,810, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $1,075,461 from sales of Class A shares of the Fund during the six months ended April 30, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 1997, AIM Distributors received commissions of $32,837 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AIM Capital, AIM Distributors, AFS, AIFS and FMC.
  During the six months ended April 30, 1997, the Fund paid legal fees of $7,348 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the six months ended April 30, 1997, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 1997 was $3,547,442,583 and $3,316,306,601, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of April 30, 1997, on a tax basis, is as follows:

Aggregate unrealized appreciation of
investment securities                            $624,573,790
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (39,791,370)
-------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                     $584,782,420
=============================================================
Cost of investments for tax purposes is
  $3,121,289,605.

                                       13
                   C      H      A      R      T      E     R

NOTE 6-CAPITAL STOCK

Changes in the capital stock outstanding for the six months ended April 30, 1997 and the year ended October 31, 1996 were as follows:

                                                                    APRIL 30, 1997                OCTOBER 31, 1996
                                                              ---------------------------   ----------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
                                                              -----------   -------------   ------------   -------------
Sold
------------------------------------------------------------------------------------------------------------------------
  Class A                                                      30,429,955   $ 348,827,200     71,824,128   $ 752,853,277
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      20,107,157     229,853,138     41,436,800     435,348,846
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             266,233       3,067,395        448,911       4,759,971
------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
------------------------------------------------------------------------------------------------------------------------
  Class A                                                      15,034,968     162,130,649     19,521,139     192,994,968
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       2,989,287      32,149,114      1,039,513      10,333,913
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             172,614       1,869,025        252,209       2,504,537
------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (24,923,860)   (284,517,394)   (40,679,494)   (427,193,754)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (3,513,718)    (39,952,898)    (2,705,793)    (28,619,654)
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (228,049)     (2,595,064)      (464,310)     (4,897,798)
------------------------------------------------------------------------------------------------------------------------
                                                               40,334,587   $ 450,831,165     90,673,103   $ 938,084,306
========================================================================================================================

NOTE 7-OPTION CONTRACTS WRITTEN

Transactions in call options written during the six months ended April 30, 1997 are summarized as follows:

                                                                  OPTION CONTRACTS
                                                              ------------------------
                                                               NUMBER
                                                                 OF          PREMIUMS
                                                              CONTRACTS      RECEIVED
                                                              ---------     ----------
Beginning of Period                                                  --             --
--------------------------------------------------------------------------------------
Written                                                           4,500     $1,548,448
--------------------------------------------------------------------------------------
Closed                                                               --             --
--------------------------------------------------------------------------------------
Exercised                                                            --             --
--------------------------------------------------------------------------------------
Expired                                                              --             --
--------------------------------------------------------------------------------------
End of period                                                     4,500     $1,548,448
======================================================================================

Open call option contracts written at April 30, 1997 were as follows:

                                                                        NUMBER                                       UNREALIZED
                                              CONTRACT     STRIKE         OF        PREMIUM      APRIL 30, 1997     APPRECIATION
                   ISSUE                       MONTH       PRICE      CONTRACTS     RECEIVED      MARKET VALUE     (DEPRECIATION)
                   -----                      --------     ------     ---------     --------     --------------    --------------
Lilly (Eli) & Co.                               Jul.         85         1,500      $  732,475    $      993,750    $     (261,275)
---------------------------------------------------------------------------------------------------------------------------------
Service Corp. International                     Nov.         35         2,000         331,489           487,500          (156,011)
---------------------------------------------------------------------------------------------------------------------------------
Warner-Lambert Co.                              Jul.        100         1,000         484,484           481,250             3,234
---------------------------------------------------------------------------------------------------------------------------------
                                                                        4,500      $1,548,448    $    1,962,500    $     (414,052)
=================================================================================================================================

                                       14
                   C      H      A      R      T      E     R

NOTE 8-FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share of the Institutional Class capital stock outstanding during the six months ended April 30, 1997, and each of the years in the five-year period ended October 31, 1996 and the period July 30, 1991 (date operations commenced) through October 31, 1991.

                                                                             OCTOBER 31,
                                  APRIL 30,        ---------------------------------------------------------------
                                    1997             1996       1995       1994       1993       1992       1991
                                  ---------        --------   --------   --------   --------   --------   --------
Net asset value, beginning of
  period                           $ 11.24         $  10.66   $   8.93   $   9.48   $   8.38    $  8.42    $  7.92
--------------------------------   -------         --------   --------   --------   --------    -------    -------
Income from investment
  operations:
    Net investment income             0.08             0.24       0.23       0.25       0.19       0.20       0.05
--------------------------------   -------         --------   --------   --------   --------    -------    -------
    Net gains (losses) on
       securities (both realized
       and unrealized)                0.93             1.44       2.07      (0.44)      1.23       0.16       0.45
--------------------------------   -------         --------   --------   --------   --------    -------    -------
       Total from investment
         operations                   1.01             1.68       2.30      (0.19)      1.42       0.36       0.50
--------------------------------   -------         --------   --------   --------   --------    -------    -------
Less distributions:
    Dividends from net
       investment income             (0.10)           (0.20)     (0.24)     (0.20)     (0.32)     (0.17)        --
--------------------------------   -------         --------   --------   --------   --------    -------    -------
    Distributions from capital
       gains                         (0.63)           (0.90)     (0.33)     (0.16)        --      (0.23)        --
--------------------------------   -------         --------   --------   --------   --------    -------    -------
       Total distributions           (0.73)           (1.10)     (0.57)     (0.36)     (0.32)     (0.40)        --
--------------------------------   -------         --------   --------   --------   --------    -------    -------
Net asset value, end of period     $ 11.52         $  11.24   $  10.66   $   8.93   $   9.48    $  8.38    $  8.42
================================   =======         ========   ========   ========   ========    =======    =======
Total return(a)                       9.46%           17.29%     27.45%     (2.02)%    17.39%      4.53%      6.31%
================================   =======         ========   ========   ========   ========    =======    =======
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                         $32,773         $ 29,591   $ 25,538   $ 21,840   $ 24,196    $ 7,800    $   775
================================   =======         ========   ========   ========   ========    =======    =======
Ratio of expenses to average net
  assets(b)                           0.67%(c)(d)      0.69%      0.74%      0.73%      0.79%      0.87%      1.00%(e)
================================   =======         ========   ========   ========   ========    =======    =======
Ratio of net investment income
  to average net assets(f)            1.41%(c)         2.24%      1.98%      2.76%      2.26%      2.44%      2.43%(e)
================================   =======         ========   ========   ========   ========    =======    =======
Portfolio turnover rate                 95%             164%       161%       126%       144%        95%       144%
================================   =======         ========   ========   ========   ========    =======    =======
Average broker commission rate
  paid(g)                          $0.0623         $ 0.0638        N/A        N/A        N/A        N/A        N/A
================================   =======         ========   ========   ========   ========    =======    =======

(a) For periods less than one year, total return is not annualized.

(b) After waiver of advisory fees. Ratio of expenses to average net assets prior to waiver of advisory fees were 0.68% (annualized) and 0.70% for the periods 1997-1996 respectively.

(c) Ratios are annualized and based on average daily net assets of $32,041,933.

(d) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have remained the same.

(e) Annualized.

(f) Ratios of net investment income to average net assets prior to waiver of advisory fees were 1.40% (annualized) and 2.23% for the periods 1997-1996 respectively.

(g) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.

                                       15
                   C      H      A      R      T      E     R

SUPPLEMENTAL PROXY INFORMATION

--------------------------------------------------------------------------------

The Annual Meeting of Shareholders of the AIM Equity Funds, Inc. (the "Company") was held on February 7, 1997 at the offices of A I M Management Group Inc., 11 Greenway Plaza, Houston, Texas. The meeting was held for the following purposes:

(1) To elect Directors as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Carl Frischling, Robert H. Graham, John F. Kroeger, Lewis F. Pennock, Ian W. Robinson and Louis S. Sklar.

(2) To approve a new Master Investment Advisory Agreement between the AIM Charter Fund (the "Fund") and A I M Advisors, Inc.

(3) To approve a new Sub-Advisory Agreement between AIM and A I M Capital Management, Inc.

(4) To approve the elimination of the fundamental investment policy prohibiting the Fund from investing in other investment companies.

(5) To approve the elimination of provisions of a fundamental investment policy prohibiting or restricting investments in puts, calls, straddles and spreads.

(6) To approve the elimination of the fundamental investment policy prohibiting investments in companies with less than five years of continuous operation.

(7) To ratify the selection of KPMG Peat Marwick LLP as independent accountants for the Fund for the Company's fiscal year ending October 31, 1997.

     The results of the proxy solicitation on the above matters were as follows:

                                                                                          Votes
                           Director/Matter                          Votes For            Against           Abstentions
                           ---------------                          ---------            -------           -----------
(1)  Charles T. Bauer............................................  618,811,245                  0          19,923,485
     Bruce L. Crockett...........................................  619,427,685                  0          19,307,045
     Owen Daly II................................................  618,919,919                  0          19,814,811
     Carl Frischling.............................................  619,275,356                  0          19,459,374
     Robert H. Graham............................................  619,431,576                  0          19,303,154
     John F. Kroeger.............................................  618,878,096                  0          19,856,634
     Lewis F. Pennock............................................  619,272,998                  0          19,461,732
     Ian W. Robinson.............................................  618,944,840                  0          19,789,890
     Louis S. Sklar..............................................  619,462,714                  0          19,272,016
(2)  Approval of Master Investment Advisory Agreement............  173,793,114          2,961,324           7,253,671
(3)  Approval of Sub-Advisory Agreement..........................  173,153,366          3,196,109           7,658,634
(4)  Elimination of Policy concerning Other Investment
     Companies...................................................  132,189,441          5,578,624           7,737,685
(5)  Elimination of Policy concerning Puts, Calls, Straddles and
     Spreads.....................................................  130,439,316          6,922,517           8,143,916
(6)  Elimination of Policy concerning Companies with Less Than
     Five Years of Continuous Operation..........................  131,139,307          6,923,959           7,442,483
(7)  KPMG Peat Marwick LLP.......................................  609,690,634          5,519,782          23,524,314

                                       16
                   C      H      A      R      T      E     R

                                                            Directors & Officers

Board of Directors                            OFFICERS                                        OFFICE OF THE FUND

Charles T. Bauer                              Charles T. Bauer                                11 Greenway Plaza
Chairman                                      Chairman                                        Suite 100
A I M Management Group Inc.                                                                   Houston, TX 77046
                                              Robert H. Graham
Bruce L. Crockett                             President                                       INVESTMENT ADVISOR
Formerly Director, President, and Chief
Executive Officer                             John J. Arthur                                  A I M Institutional Fund
COMSAT Corporation                            Senior Vice President and Treasurer               Services, Inc.
                                                                                              11 Greenway Plaza
Owen Daly II                                  Gary T. Crum                                    Suite 100
Director                                      Senior Vice President                           Houston, TX 77046
Cortland Trust Inc.
                                              Scott G. Lucas                                  TRANSFER AGENT
Jack Fields                                   Senior Vice President
Formerly Member of the                                                                        A I M Fund Services, Inc.
U.S. House of Representatives                 Carol F. Relihan                                P.O. Box 4739
                                              Senior Vice President                           Houston, TX 77210-4739
Carl Frischling                               and Secretary
Partner                                                                                       CUSTODIAN
Kramer, Levin, Naftalis & Frankel             Jonathan C. Schoolar
                                              Senior Vice President                           State Street Bank & Trust
Robert H. Graham                                                                              225 Franklin Street
President and Chief Executive Officer         Melville B. Cox                                 Boston, MA 02110
A I M Management Group Inc.                   Vice President
                                                                                              COUNSEL TO THE FUND
John F. Kroeger                               Dana R. Sutton
Formerly Consultant                           Vice President and Assistant Treasurer          Ballard Spahr
Wendell & Stockel Associates, Inc.                                                            Andrews & Ingersoll
                                              P. Michelle Grace                               1735 Market Street
Lewis F. Pennock                              Assistant Secretary                             Philadelphia, PA 19103
Attorney
                                              David L. Kite                                   COUNSEL TO THE DIRECTORS
Ian W. Robinson                               Assistant Secretary
Consultant; Formerly Executive                                                                Kramer, Levin, Naftalis & Frankel
Vice President and                            Nancy L. Martin                                 919 Third Avenue
Chief Financial Officer                       Assistant Secretary                             New York, NY 10022
Bell Atlantic Management
Services, Inc.                                Ofelia M. Mayo                                  DISTRIBUTOR
                                              Assistant Secretary
Louis S. Sklar                                                                                Fund Management Company
Executive Vice President                      Kathleen J. Pflueger                            11 Greenway Plaza
Hines Interests                               Assistant Secretary                             Suite 100
Limited Partnership                                                                           Houston, TX 77046
                                              Samuel D. Sirko
                                              Assistant Secretary

                                              Stephen I. Winer
                                              Assistant Secretary

                                              Mary J. Benson
                                              Assistant Treasurer


                               AIM Charter Fund                              17

AIM CONSTELLATION FUND

For shareholders who seek capital appreciation though investments in common stocks, with emphasis on medium-size and smaller emerging growth companies.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Constellation Fund Institutional Class performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.
o   Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o Standard & Poor's Corporation (S&P) is a credit-rating agency. The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is widely regarded by investors as representative of the stock market in general. The Standard & Poor's Mid-Cap Index (S&P 400) is an unmanaged index comprising common stocks of approximately 400 mid-capitalization companies.
o The Russell 2000 Stock Index is an unmanaged index generally considered representative of small-capitalization stocks.
o The NASDAQ (National Association of Securities Dealers Automated Quotation System) Composite Index is a group of more than 4,500 unmanaged over-the-counter securities widely regarded by investors to be representative of the small- and medium-size company stock universe.
o An investment cannot be made in the indexes listed. Unless otherwise indicated, index results include reinvestment dividends and do not reflect sales charges.

================================================================================
AIM CONSTELLATION FUND
INSTITUTIONAL CLASS

AVERAGE ANNUAL TOTAL RETURNS

For periods ended 3/31/97, most recent calendar quarter-end.

1 Year                     3.32%
3 Years                   15.41
5 Years                     N/A
Inception (4/8/92)        16.84

For periods ended 4/30/97

1 Year                   - 1.02%
3 Years                   15.79
5 Years                   17.14
Inception (4/8/92)        16.93
================================================================================


18                             AIM Constellation Fund

The Managers' Overview

FUND CONTENDS WITH STRENGTH OF LARGE-COMPANY STOCKS

A roundtable discussion with the Fund management team for AIM Constellation Fund for the six-month period ended April 30, 1997.

--------------------------------------------------------------------------------
Q.  HOW DID AIM CONSTELLATION FUND PERFORM DURING THE REPORTING PERIOD?

A. AIM Constellation Fund, like similar funds, was bucking a market that continued to dote on large-company stocks. Total return for the Institutional Class was -2.16% for the six months covered by this report. Net assets of the Institutional Class grew from $293.0 million to $306.3 million during the reporting period.
        Compared with longer-term performance, the Fund's short-term performance was disappointing. Average annual total return for the Institutional Class of AIM Constellation Fund has been almost 17% since the class's inception in April 1992. However, within a month of the reporting period's close, the Fund had rebounded. For the period 10/31/96 through 5/31/97, the Institutional Class's total return was 7.75%.

Q.  WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE DURING THIS REPORTING PERIOD?

A. Three factors shaped a difficult market environment for the Fund. First was the strong performance of large-cap stocks. Second was the continued narrowness of a market led by a relatively small number of stocks. And finally, certain sectors in which the Fund is heavily invested, particularly technology, were weak during the six months covered by this report.

Q.  WHY HAVE LARGE-CAP STOCKS BEEN STRONG?

A. Heightened market volatility, uneasiness about earnings trends, and uncertainty about the economy's direction have driven investors to the relative safety and liquidity of stocks in big, predictable companies. It's a phenomenon often termed a "flight to quality." Historically, small- and mid-cap stocks have offered excellent returns for investors, but they tend to be more volatile than stocks of large, better-known corporations.
        As a result, large-company stocks continued to outperform small- and mid-cap stocks. During the six months covered by this report, the S&P 500, an index of large-company stocks, produced a total return of 14.71%. By contrast, the S&P 400 index of mid-capitalization stocks produced a total return of 6.88%, and the small-cap-dominated NASDAQ index produced a 3.23% return.

Q.  WHAT DO YOU MEAN BY "THE NARROWNESS OF THE MARKET?"

A. In a narrow market, the performance of a market index is generated by a comparatively few stocks. For example, during 1996, four stocks--Microsoft, Intel, Cisco, and Oracle--accounted for 70% of the NASDAQ index's return; Intel alone represented 36%.
        Such an unusual environment presents a challenge for a diversified mutual fund such as AIM Constellation Fund, which has a relatively small holding of each security in its portfolio. AIM Constellation Fund had 323 holdings as of the close of the reporting period. Keep in mind that while such diversification means the Fund will not capture all the positive returns a narrow market may offer when it is going up, it also means the Fund may not experience all the negative returns during a downturn.


Q. WITH MANY TECHNOLOGY STOCKS LAGGING, WHY DO YOU STILL OWN A LARGE NUMBER OF TECH STOCKS?

A. Technology is one field where the Fund is overweighted compared to the benchmark S&P 400 index. The technology sector represented about 34% of the Fund's portfolio as of April 30, whereas technology is only about 10% of the S&P 400. So the impact of the tech group's decline has been greater on the Fund than on the index.
        This sector has had its difficulties. In a technology universe of 600 stocks followed by Bear Stearns, by April 1, 1997, the average software company stock was down 53% from its 1996 peak. Many tech stocks, especially those of smaller companies, have never fully recovered from the sell-off that hit last summer.
        But many technology companies have reported excellent earnings for the first quarter of 1997, and our stock-selection process has found a number of technology companies we consider very promising. However, they are different from the ones we owned when the reporting period opened.
        For example, as of October 31, 1996, computer networking stocks represented more than 5% of net assets; that had been cut back to 0.88% by the close of the reporting period. The networking field has become problematic as networking has become complex and the field increasingly competitive. Stock of networking device maker 3COM, for example, was hard hit when this part of the tech sector fell out of favor. During the six months covered by this report, we trimmed the number of networking device makers held by the portfolio from 11 to four.


                           AIM Constellation Fund                            19

The Managers' Overview

PORTFOLIO COMPOSITION

As of 4/30/97, based on total net assets

======================================================================================
Top 10 Common Stock Holdings                  Top 10 Industries
--------------------------------------------------------------------------------------
 1. Dell Computer Corp.             1.09%      1. Computer Software/Services     10.45%

 2. Tenet Healthcare Corp.          1.09       2. Retail (Stores)                 8.85

 3. HEALTHSOUTH Corp.               1.04       3. Medical (Patient Services)      8.74

 4. Microsoft Corp.                 1.03       4. Semiconductors                  7.80

 5. Service Corp. International     1.01       5. Telecommunications              5.01

 6. Compaq Computer Corp.           0.98       6. Finance (Consumer Credit)       4.52

 7. Sun Microsystems, Inc.          0.98       7. Computer Minis/PCs              3.61

 8. Cardinal Health, Inc.           0.97       8. Oil Equipment and Supplies      3.44

 9. Parametric Technology Co.       0.89       9. Medical (Drugs)                 2.86

10. Oxford Health Plans, Inc.       0.81      10. Retail (Food & Drug)            2.56

Of course the portfolio's composition is subject to change, and there is no assurance it will continue to hold any particular security.
=======================================================================================

        The Fund has migrated into other areas of the technology sector. Holdings of semiconductor makers were up significantly during the six-month reporting period. These are chiefly makers of high-value, noncommodity, specialized semiconductor products, including Xilinx and LSI Logic, which we believe possess significant competitive advantages over makers of commodity semiconductors.
        Despite the potential uncertainty in the short run, technology has been the chief engine of economic expansion the past few years, generating up to one-third of all economic growth by some estimates. We believe this sector still offers high growth possibilities over the long term.

Q.  YOU ALSO OWN QUITE A FEW HEALTH-CARE STOCKS. HOW HAVE THEY PERFORMED?

A. The Fund's next largest weighting is in health care. Here again, the Fund is relatively overweighted compared to the S&P 400 (approximately 14% of the Fund's portfolio as opposed to about 10% of that index). Health-care stocks have been volatile as this changing industry sorts out its leaders and laggards. We have emphasized three major areas that offer attractive potential for earnings growth: hospitals, which are benefiting from ongoing consolidation efforts; assisted living facilities, with their appeal to the elderly; and health maintenance organizations, which continue to lead the efficiency drive in this industry and have recently improved their pricing structure.
        Many of the Fund's health-care holdings reflect the ferment in this field: Genesis Health Ventures, which specializes in integrated health services for the elderly; United HealthCare, a managed-care provider with a growing enrollment; and MedPartners, a rapidly growing physician practice management company.

Q.  WHAT IS YOUR MARKET OUTLOOK FOR MID-CAP STOCKS?

A. We remain confident about them. Many of their prices have been flat or have been pressured lower, without regard for the higher potential for earnings growth projected by many analysts. That means that the Fund has been able to make stock selections while prices for many attractive companies are near their lowest for the year. By comparison, prices for stocks in many large companies are at record levels despite slower projected growth rates for future earnings.
        When current concerns about the direction of the economy and interest rates subside, the market should return its valuation focus to growth potential--a boost for faster-growing small and mid size companies.

        The recent disparity in the performance of large-capitalization versus small-capitalization stocks is highly unusual. Morgan Stanley has calculated that the spread in relative performance of the large-cap S&P 500 versus the small-cap Russell 2000 Index is the widest since that Russell index was launched in 1979. Many observers think the time is ripe for market sentiment to change and warm to smaller- and mid-cap stocks, which were attractively priced when the period covered by this report closed. Such a change would bode very well for funds such as AIM Constellation Fund.

        In fact, just after the close of the six-month period covered by this report, the market recovered from the 9.8% decline it registered from mid-March through mid-April of 1997, and for the first time in a long time, stocks of smaller and midsize companies participated in the rally. It is too early to declare the corner turned, but it is possible that the narrow market has at last begun to broaden.

Q.  WHAT IS YOUR OUTLOOK FOR THE MARKET IN GENERAL?

A. After two extraordinary years of double-digit returns on stocks, professionals were warning about the potential for a market correction, with some making bearish forecasts. Nevertheless, after the near correction of early spring, the markets recovered swiftly. And with corporate profits strong, the optimism seems well grounded.
        In the U.S., the economic underpinnings for a strong market appear to be in place: given the absence of inflation, the Federal Reserve Board held interest rates steady when it met in May; the economy is growing at a very healthy clip; and for a record 17 quarters in a row, corporate earnings have outstripped analysts' forecasts.
        The consensus expectation is that stock performance may be returning to its historical norm of 9% and 10% returns, which may seem slim compared to the very recent past. Perhaps it is time for investors to fashion more realistic expectations of the market.


20                          AIM Constellation Fund

SCHEDULE OF INVESTMENTS

April 30, 1997
(Unaudited)

                                                        MARKET
                                        SHARES          VALUE

DOMESTIC COMMON STOCKS-83.91%

ADVERTISING/BROADCASTING-0.99%

American Radio Systems Corp.(a)           300,000   $    8,775,000
------------------------------------------------------------------
Chancellor Corp.-Class A(a)               154,000        4,312,000
------------------------------------------------------------------
Clear Channel Communications,
  Inc.(a)                               1,500,000       72,750,000
------------------------------------------------------------------
Jacor Communications, Inc.(a)             786,700       22,125,938
------------------------------------------------------------------
Paxson Communications Corp.(a)            750,000        7,500,000
------------------------------------------------------------------
True North Communications, Inc.            61,400        1,174,275
------------------------------------------------------------------
                                                       116,637,213
------------------------------------------------------------------

AIRLINES-0.12%

Southwest Airlines Co.                    500,000       13,750,000
------------------------------------------------------------------

AUTOMOBILE/TRUCK PARTS & TIRES-0.14%

Mark IV Industries, Inc.                  689,063       16,020,703
------------------------------------------------------------------

BANKING-0.62%

Bank of Boston Corp.                    1,000,000       72,750,000
------------------------------------------------------------------

BEVERAGES-ALCOHOLIC-0.10%

Cerner Corp.(a)                           725,000       11,690,625
------------------------------------------------------------------

BIOTECHNOLOGY-0.92%

Amgen, Inc.(a)                            912,700       53,735,212
------------------------------------------------------------------
Biogen, Inc.(a)                           668,100       21,379,200
------------------------------------------------------------------
Guidant Corp.                             500,000       34,125,000
------------------------------------------------------------------
                                                       109,239,412
------------------------------------------------------------------

BUSINESS SERVICES-1.25%

AccuStaff, Inc.(a)                      1,000,000       18,250,000
------------------------------------------------------------------
Corrections Corp. of America(a)           357,100       11,650,388
------------------------------------------------------------------
CUC International, Inc.(a)                900,000       19,012,500
------------------------------------------------------------------
Equifax, Inc.                             500,000       14,375,000
------------------------------------------------------------------
HealthCare COMPARE Corp.(a)               493,900       21,422,912
------------------------------------------------------------------
Ingram Micro, Inc.-Class A(a)           1,350,000       30,712,500
------------------------------------------------------------------
Paychex, Inc.                             700,000       32,768,750
------------------------------------------------------------------
                                                       148,192,050
------------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.20%

IMC Global, Inc.                          625,000       23,046,875
------------------------------------------------------------------

COMPUTER MINI/PCS-3.61%

Compaq Computer Corp.(a)                1,350,000      115,256,250
------------------------------------------------------------------
Dell Computer Corp.(a)                  1,538,400      128,744,850
------------------------------------------------------------------
Gateway 2000, Inc.(a)                     500,000       27,437,500
------------------------------------------------------------------
Hewlett-Packard Co.                       750,000       39,375,000
------------------------------------------------------------------
Sun Microsystems, Inc.(a)               4,000,000      115,250,000
------------------------------------------------------------------
                                                       426,063,600
------------------------------------------------------------------

COMPUTER NETWORKING-0.88%

ACT Networks, Inc.(a)(b)                  500,000        6,750,000
------------------------------------------------------------------
Ascend Communications, Inc.(a)            625,000       28,593,750
------------------------------------------------------------------
Cabletron Systems, Inc.(a)              2,000,000       69,000,000
------------------------------------------------------------------
                                                       104,343,750
------------------------------------------------------------------

COMPUTER PERIPHERALS-1.78%

Adaptec, Inc.(a)                        1,700,000       62,900,000
------------------------------------------------------------------
EMC Corp.(a)                            2,000,000       72,750,000
------------------------------------------------------------------

                                                        MARKET
                                        SHARES          VALUE

COMPUTER PERIPHERALS-(CONTINUED)

Microchip Technology, Inc.(a)           2,100,075   $   65,627,344
------------------------------------------------------------------
Storage Technology Corp.(a)               250,000        8,781,250
------------------------------------------------------------------
                                                       210,058,594
------------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-9.95%

Adobe Systems, Inc.                     1,350,000       52,818,750
------------------------------------------------------------------
Affiliated Computer Services,
  Inc.(a)                               1,000,000       26,000,000
------------------------------------------------------------------
BDM International Inc.(a)                 400,000        9,300,000
------------------------------------------------------------------
BISYS Group, Inc. (The)(a)                463,200       14,822,400
------------------------------------------------------------------
BMC Software, Inc.(a)                   2,000,000       86,500,000
------------------------------------------------------------------
Cadence Design Systems, Inc.(a)         2,000,000       64,000,000
------------------------------------------------------------------
Centura Software Corp.(a)                  42,893           85,786
------------------------------------------------------------------
Computer Associates International,
  Inc.                                    500,000       26,000,000
------------------------------------------------------------------
Computer Sciences Corp.(a)                400,000       25,000,000
------------------------------------------------------------------
Compuware Corp.(a)                      2,000,000       75,500,000
------------------------------------------------------------------
CSG Systems International, Inc.(a)        510,000        9,052,500
------------------------------------------------------------------
DST Systems, Inc.(a)                    1,000,000       28,375,000
------------------------------------------------------------------
Electronic Arts, Inc.(a)                  500,000       12,062,500
------------------------------------------------------------------
Electronics for Imaging, Inc.(a)          317,200       12,450,100
------------------------------------------------------------------
First Data Corp.                          850,000       29,325,000
------------------------------------------------------------------
Fiserv, Inc.(a)                           625,000       23,593,750
------------------------------------------------------------------
HBO & Co.                                 900,000       48,150,000
------------------------------------------------------------------
HPR, Inc.(a)                              500,000        7,062,500
------------------------------------------------------------------
IDX Systems Corp.(a)                      356,900       10,617,775
------------------------------------------------------------------
McAfee Associates, Inc.(a)              1,000,000       55,750,000
------------------------------------------------------------------
Microsoft Corp.(a)                      1,000,000      121,500,000
------------------------------------------------------------------
National Data Corp.                       750,000       28,125,000
------------------------------------------------------------------
Network General Corp.(a)(b)             1,985,700       27,303,375
------------------------------------------------------------------
Oracle Corp.(a)                         1,600,000       63,600,000
------------------------------------------------------------------
Parametric Technology Co.(a)            2,317,300      104,857,825
------------------------------------------------------------------
Physician Computer Network, Inc.(a)     1,500,000        7,968,750
------------------------------------------------------------------
Security Dynamics Technologies,
  Inc.(a)                               1,000,000       25,250,000
------------------------------------------------------------------
Sterling Commerce, Inc.(a)              2,000,000       51,750,000
------------------------------------------------------------------
Sterling Software, Inc.(a)                500,000       15,250,000
------------------------------------------------------------------
SunGard Data Systems Inc.(a)              530,000       23,518,750
------------------------------------------------------------------
Sybase, Inc.(a)                         1,000,000       14,750,000
------------------------------------------------------------------
Synopsys, Inc.(a)                       2,000,000       63,750,000
------------------------------------------------------------------
Transition Systems, Inc.(a)                33,300          399,600
------------------------------------------------------------------
Wind River Systems(a)                     450,000       10,350,000
------------------------------------------------------------------
                                                     1,174,839,361
------------------------------------------------------------------

CONGLOMERATES-0.77%

Corning Inc.                            1,000,000       48,250,000
------------------------------------------------------------------
Tyco International Ltd.                   411,982       25,130,902
------------------------------------------------------------------
U.S. Industries, Inc.(a)                  500,000       18,062,500
------------------------------------------------------------------
                                                        91,443,402
------------------------------------------------------------------

CONSUMER NON-DURABLES-0.05%

Central Garden and Pet Co.(a)             300,000        5,981,250
------------------------------------------------------------------

COSMETICS & TOILETRIES-0.57%

General Nutrition Companies, Inc.(a)    1,750,000       37,625,000
------------------------------------------------------------------

                                       21
                   C   O   N   S   T   E  L  L  A  T  I  O  N

                                                        MARKET
                                        SHARES          VALUE

COSMETICS & TOILETRIES-(CONTINUED)

McKesson Corp.                            167,600   $   12,130,050
------------------------------------------------------------------
Rexall Sundown, Inc.(a)                   877,500       17,440,313
------------------------------------------------------------------
                                                        67,195,363
------------------------------------------------------------------

ELECTRIC POWER-0.30%

AES Corp.(a)                              550,000       35,887,500
------------------------------------------------------------------

ELECTRONIC COMPONENTS/MISCELLANEOUS-1.79%

AMETEK, Inc.                              300,000        6,712,500
------------------------------------------------------------------
Berg Electronics Corp.(a)                 500,000       15,000,000
------------------------------------------------------------------
BMC Industries, Inc.                      500,000       14,500,000
------------------------------------------------------------------
Methode Electronics, Inc.-Class A         450,000        6,356,250
------------------------------------------------------------------
Micron Electronics, Inc.(a)             1,200,000       24,450,000
------------------------------------------------------------------
Molex, Inc.-Class A                       292,969        8,496,094
------------------------------------------------------------------
Raychem Corp.                             270,300       17,434,350
------------------------------------------------------------------
SCI Systems, Inc.(a)                      105,300        6,502,275
------------------------------------------------------------------
Symbol Technologies, Inc.(a)              900,000       29,137,500
------------------------------------------------------------------
Teradyne, Inc.(a)                       2,000,000       65,500,000
------------------------------------------------------------------
Thermo Instrument Systems, Inc.(a)        550,000       17,256,250
------------------------------------------------------------------
                                                       211,345,219
------------------------------------------------------------------

ELECTRONIC/PC DISTRIBUTERS-0.30%

Arrow Electronics, Inc.(a)                421,100       23,423,687
------------------------------------------------------------------
Avnet, Inc.                               200,000       12,175,000
------------------------------------------------------------------
                                                        35,598,687
------------------------------------------------------------------

FINANCE (ASSET MANAGEMENT)-0.12%

Imperial Credit Industries, Inc.(a)     1,000,000       14,562,500
------------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-4.37%

Aames Financial Corp.(b)                1,060,500       16,305,187
------------------------------------------------------------------
American Express Co.                      580,700       38,253,612
------------------------------------------------------------------
Capital One Financial Corp.             1,700,000       61,412,500
------------------------------------------------------------------
Cityscape Financial Corp.(a)              183,700        2,456,988
------------------------------------------------------------------
Concord EFS, Inc.(a)                    2,250,000       44,437,500
------------------------------------------------------------------
Credit Acceptance Corp.(a)                500,000        5,406,250
------------------------------------------------------------------
Green Tree Financial Corp.              2,500,000       74,062,500
------------------------------------------------------------------
Household International, Inc.             650,000       57,200,000
------------------------------------------------------------------
IMC Mortgage Co.(a)(b)                  1,398,000       15,727,500
------------------------------------------------------------------
MBNA Corp.                              2,000,000       66,000,000
------------------------------------------------------------------
Money Store, Inc. (The)                 1,579,800       34,163,175
------------------------------------------------------------------
PMT Services, Inc.(a)                   1,000,000       11,875,000
------------------------------------------------------------------
Southern Pacific Funding Corp.(a)         300,000        3,187,500
------------------------------------------------------------------
Student Loan Marketing Association        450,000       53,212,500
------------------------------------------------------------------
SunAmerica, Inc.                          700,000       32,200,000
------------------------------------------------------------------
                                                       515,900,212
------------------------------------------------------------------

FINANCE (SAVINGS & LOAN)-0.21%

Washington Mutual, Inc.                   510,600       25,210,875
------------------------------------------------------------------

FUNERAL SERVICES-1.30%

Equity Corp. International(a)             400,000        8,600,000
------------------------------------------------------------------
Service Corp. International             3,500,000      119,875,000
------------------------------------------------------------------
Stewart Enterprises, Inc.-Class A         750,000       24,750,000
------------------------------------------------------------------
                                                       153,225,000
------------------------------------------------------------------

FURNITURE-0.29%

Leggett & Platt, Inc.                   1,000,000       34,750,000
------------------------------------------------------------------

                                                        MARKET
                                        SHARES          VALUE

GAMING-0.84%

Circus Circus Enterprises(a)            1,250,000   $   30,156,250
------------------------------------------------------------------
GTECH Holdings Corp.(a)                   750,000       23,062,500
------------------------------------------------------------------
International Game Technology           1,358,300       21,563,013
------------------------------------------------------------------
MGM Grand, Inc.(a)                        732,100       24,708,375
------------------------------------------------------------------
                                                        99,490,138
------------------------------------------------------------------

HOTELS/MOTELS-1.05%

Choice Hotels International, Inc.(a)    1,500,000       21,000,000
------------------------------------------------------------------
Doubletree Corp.(a)                       702,800       29,517,600
------------------------------------------------------------------
HFS, Inc.(a)                              750,000       44,437,500
------------------------------------------------------------------
Promus Hotel Corp.(a)                     650,000       22,912,500
------------------------------------------------------------------
Sun International Hotels Ltd.(a)          200,000        6,075,000
------------------------------------------------------------------
                                                       123,942,600
------------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-0.40%

Compdent Corp.(a)(b)                      350,800        5,656,650
------------------------------------------------------------------
Conseco Inc.                            1,000,000       41,375,000
------------------------------------------------------------------
                                                        47,031,650
------------------------------------------------------------------

INSURANCE (MULTI-LINE
  PROPERTY)-1.15%

CapMAC Holdings, Inc.                     850,000       22,100,000
------------------------------------------------------------------
MGIC Investment Corp.                   1,000,000       81,250,000
------------------------------------------------------------------
Progressive Corp.                          44,900        3,418,012
------------------------------------------------------------------
Providian Corp.                           500,000       28,875,000
------------------------------------------------------------------
                                                       135,643,012
------------------------------------------------------------------

LEISURE & RECREATION-0.71%

Harley-Davidson, Inc.                   1,500,000       59,250,000
------------------------------------------------------------------
Regal Cinemas, Inc.(a)                    500,000       13,625,000
------------------------------------------------------------------
Speedway Motorsports, Inc.(a)             511,200       10,671,300
------------------------------------------------------------------
                                                        83,546,300
------------------------------------------------------------------

MACHINE TOOLS-0.23%

Precision Castparts Corp.                 500,000       26,750,000
------------------------------------------------------------------

MACHINERY (MISCELLANEOUS)-0.49%

Pentair, Inc.                             500,000       14,937,500
------------------------------------------------------------------
Thermo Electron Corp.(a)                1,250,000       43,125,000
------------------------------------------------------------------
                                                        58,062,500
------------------------------------------------------------------

MEDICAL (DRUGS)-2.26%

Cardinal Health, Inc.                   2,143,200      114,125,400
------------------------------------------------------------------
Covance, Inc.(a)                        1,650,000       24,337,500
------------------------------------------------------------------
Curative Technologies, Inc.(a)            282,200        6,666,975
------------------------------------------------------------------
Dura Pharmaceuticals, Inc.(a)             900,000       26,100,000
------------------------------------------------------------------
Express Scripts, Inc.-Class A(a)          700,000       25,725,000
------------------------------------------------------------------
Forest Laboratories, Inc.(a)              500,000       17,062,500
------------------------------------------------------------------
Jones Medical Industries, Inc.          1,121,350       39,527,588
------------------------------------------------------------------
Parexel International Corp.(a)            458,200       12,829,600
------------------------------------------------------------------
                                                       266,374,563
------------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-8.72%

American HomePatient, Inc.(a)(b)          750,000       14,437,500
------------------------------------------------------------------
Columbia/HCA Healthcare Corp.           1,700,000       59,500,000
------------------------------------------------------------------
FPA Medical Management, Inc.(a)         1,000,000       16,250,000
------------------------------------------------------------------
Genesis Health Ventures, Inc.(a)          600,000       17,925,000
------------------------------------------------------------------
Health Care and Retirement
  Corp.(a)(b)                           1,500,000       47,437,500
------------------------------------------------------------------
Health Management Associates,
  Inc.-Class A(a)                       3,184,687       85,190,377
------------------------------------------------------------------
HEALTHSOUTH Corp.(a)                    6,200,000      122,450,000
------------------------------------------------------------------

                                       22
                   C   O   N   S   T   E  L  L  A  T  I  O  N

                                                        MARKET
                                        SHARES          VALUE

MEDICAL (PATIENT SERVICES)-(CONTINUED)

Humana, Inc.(a)                         1,975,000   $   42,956,250
------------------------------------------------------------------
Lincare Holdings, Inc.(a)               1,100,000       43,175,000
------------------------------------------------------------------
MedPartners, Inc.(a)                      800,000       14,600,000
------------------------------------------------------------------
Multicare Companies, Inc.(a)              702,700       13,087,787
------------------------------------------------------------------
OccuSystems, Inc.(a)                      430,000        8,868,750
------------------------------------------------------------------
Orthodontic Centers of America,
  Inc.(a)                                 524,200        6,290,400
------------------------------------------------------------------
Oxford Health Plans, Inc.(a)            1,450,000       95,518,750
------------------------------------------------------------------
PacifiCare Health Systems,
  Inc.-Class B(a)                         300,000       24,075,000
------------------------------------------------------------------
PhyCor, Inc.(a)                         1,050,000       27,956,250
------------------------------------------------------------------
Quorum Health Group, Inc.(a)            1,100,000       34,237,500
------------------------------------------------------------------
Tenet Healthcare Corp.(a)               4,950,000      128,700,000
------------------------------------------------------------------
Total Renal Care Holdings, Inc.(a)      1,000,000       32,125,000
------------------------------------------------------------------
United Healthcare Corp.                 1,250,000       60,781,250
------------------------------------------------------------------
Universal Health Services,
  Inc.-Class B(a)                       1,350,000       51,131,250
------------------------------------------------------------------
Vencor, Inc.(a)                         1,250,000       52,031,250
------------------------------------------------------------------
Wellpoint Health Networks, Inc.(a)        752,000       31,772,000
------------------------------------------------------------------
                                                     1,030,496,814
------------------------------------------------------------------

MEDICAL INSTRUMENTS/PRODUCTS-3.10%

Boston Scientific Corp.(a)                680,952       32,855,934
------------------------------------------------------------------
Dentsply International, Inc.              550,000       27,225,000
------------------------------------------------------------------
Gulf South Medical Supply,
  Inc.(a)(b)                            1,054,700       15,029,475
------------------------------------------------------------------
Hillenbrand Industries, Inc.              650,000       27,950,000
------------------------------------------------------------------
Invacare Corp.                            885,200       17,593,350
------------------------------------------------------------------
Omnicare, Inc.                          3,250,000       79,218,750
------------------------------------------------------------------
Physician Sales & Service, Inc.(a)        750,000       10,875,000
------------------------------------------------------------------
Quintiles Transnational Corp.(a)          750,000       38,156,250
------------------------------------------------------------------
Steris Corp.(a)                           500,000       16,375,000
------------------------------------------------------------------
Sybron International Corp.(a)           2,000,000       66,500,000
------------------------------------------------------------------
US Surgical Corp.                       1,000,000       34,250,000
------------------------------------------------------------------
                                                       366,028,759
------------------------------------------------------------------

OFFICE AUTOMATION-0.31%

Xerox Corp.                               600,000       36,900,000
------------------------------------------------------------------

OFFICE PRODUCTS-0.57%

Avery Dennison Corp.                      600,000       22,050,000
------------------------------------------------------------------
Reynolds & Reynolds Co.-Class A         2,155,400       44,724,550
------------------------------------------------------------------
                                                        66,774,550
------------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.65%

Apache Corp.                              686,800       23,351,200
------------------------------------------------------------------
Burlington Resources, Inc.                750,000       31,781,250
------------------------------------------------------------------
Santa Fe Energy Resources, Inc.(a)      1,500,000       21,187,500
------------------------------------------------------------------
                                                        76,319,950
------------------------------------------------------------------

OIL & GAS (SERVICES)-1.36%

Camco International, Inc.                 963,700       42,764,187
------------------------------------------------------------------
Energy Ventures, Inc.(a)                  300,000       20,062,500
------------------------------------------------------------------
Global Marine, Inc.(a)                  1,750,000       35,218,750
------------------------------------------------------------------
Halliburton Co.                           500,000       35,312,500
------------------------------------------------------------------
Pennzoil Co.                              450,000       22,162,500
------------------------------------------------------------------
Veritas DGC, Inc.(a)                      250,000        4,812,500
------------------------------------------------------------------
                                                       160,332,937
------------------------------------------------------------------

OIL EQUIPMENT & SUPPLIES-3.44%

Baker Hughes, Inc.                      1,500,000       51,750,000
------------------------------------------------------------------
BJ Services Co.(a)                        500,000       23,562,500
------------------------------------------------------------------

                                                        MARKET
                                        SHARES          VALUE

OIL EQUIPMENT & SUPPLIES-(CONTINUED)

Cooper Cameron Corp.(a)                   500,000   $   35,625,000
------------------------------------------------------------------
Diamond Offshore Drilling, Inc.(a)        750,000       48,281,250
------------------------------------------------------------------
ENSCO International, Inc.(a)            1,000,000       47,500,000
------------------------------------------------------------------
Falcon Drilling Co., Inc.(a)              800,000       30,600,000
------------------------------------------------------------------
Marine Drilling Companies,
  Inc.(a)(b)                            2,139,100       33,690,825
------------------------------------------------------------------
Nabors Industries, Inc.(a)              1,000,000       18,750,000
------------------------------------------------------------------
Pride Petroleum Services, Inc.(a)       1,208,100       20,839,725
------------------------------------------------------------------
Rowan Companies, Inc.(a)                  750,000       13,500,000
------------------------------------------------------------------
Smith International, Inc.(a)            1,000,000       47,375,000
------------------------------------------------------------------
Varco International, Inc.(a)(b)         1,500,000       34,500,000
------------------------------------------------------------------
                                                       405,974,300
------------------------------------------------------------------

POLLUTION CONTROL-1.10%

United Waste Systems, Inc.(a)           1,300,000       43,875,000
------------------------------------------------------------------
US Filter Corp.(a)                      1,300,000       39,487,500
------------------------------------------------------------------
USA Waste Services, Inc.(a)             1,410,000       46,177,500
------------------------------------------------------------------
                                                       129,540,000
------------------------------------------------------------------

PUBLISHING-0.25%

Gartner Group, Inc.(a)                    500,000       13,125,000
------------------------------------------------------------------
Times Mirror Co.                          300,000       16,575,000
------------------------------------------------------------------
                                                        29,700,000
------------------------------------------------------------------

RESTAURANTS-1.03%

Apple South, Inc.                       1,000,000       13,000,000
------------------------------------------------------------------
Applebee's International, Inc.          1,000,000       23,375,000
------------------------------------------------------------------
Cracker Barrel Old Country Store,
  Inc.                                  1,250,000       33,437,500
------------------------------------------------------------------
Lone Star Steakhouse & Saloon(a)        1,000,000       19,750,000
------------------------------------------------------------------
Outback Steakhouse, Inc.(a)               538,900       10,575,913
------------------------------------------------------------------
Planet Hollywood International,
  Inc.-Class A(a)                         425,000        7,809,375
------------------------------------------------------------------
Starbucks Corp.(a)                        450,000       13,443,750
------------------------------------------------------------------
                                                       121,391,538
------------------------------------------------------------------

RETAIL (FOOD & DRUG)-2.56%

American Stores Co.                     1,300,000       59,150,000
------------------------------------------------------------------
Kroger Co.(a)                           2,400,000       66,000,000
------------------------------------------------------------------
Quality Food Centers, Inc.(a)             600,000       24,075,000
------------------------------------------------------------------
Revco D.S., Inc.(a)                       800,000       34,800,000
------------------------------------------------------------------
Rite Aid Corp.                            713,420       32,817,320
------------------------------------------------------------------
Safeway, Inc.(a)                        1,925,000       85,903,125
------------------------------------------------------------------
                                                       302,745,445
------------------------------------------------------------------

RETAIL (STORES)-8.79%

Bed Bath & Beyond, Inc.(a)              1,000,000       27,375,000
------------------------------------------------------------------
Blyth Industries, Inc.(a)                 172,000        6,794,000
------------------------------------------------------------------
CDW Computer Centers, Inc.(a)           1,049,700       50,385,600
------------------------------------------------------------------
CompUSA, Inc.(a)                        3,000,000       57,750,000
------------------------------------------------------------------
Consolidated Stores Corp.(a)            2,250,000       90,000,000
------------------------------------------------------------------
Dayton Hudson Corp.                     1,750,000       78,750,000
------------------------------------------------------------------
Dollar General Corp.                      950,066       30,045,837
------------------------------------------------------------------
Dollar Tree Stores, Inc.(a)               600,000       23,700,000
------------------------------------------------------------------
Finish Line, Inc. (The)-Class A(a)        845,400        8,718,187
------------------------------------------------------------------
Gap, Inc.                                 500,000       15,937,500
------------------------------------------------------------------
Global DirectMail Corp.(a)                549,700        9,688,462
------------------------------------------------------------------
Hollywood Entertainment Corp.(a)           73,100        1,562,513
------------------------------------------------------------------
Home Depot, Inc.                          100,000        5,800,000
------------------------------------------------------------------
Jones Apparel Group, Inc.(a)            1,150,000       48,012,500
------------------------------------------------------------------
Kohl's Corp.(a)                           700,000       34,212,500
------------------------------------------------------------------

                                       23
                   C   O   N   S   T   E  L  L  A  T  I  O  N

                                                        MARKET
                                        SHARES          VALUE

RETAIL (STORES)-(CONTINUED)

Lowe's Companies, Inc.                  1,600,000   $   60,800,000
------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)(b)       1,400,050       34,826,244
------------------------------------------------------------------
Meyer (Fred), Inc.(a)                     706,300       29,046,587
------------------------------------------------------------------
Micro Warehouse, Inc.(a)                1,159,600       20,003,100
------------------------------------------------------------------
Oakley, Inc.(a)                           500,000        5,125,000
------------------------------------------------------------------
Pep Boys-Manny, Moe & Jack                750,000       24,468,750
------------------------------------------------------------------
Petco Animal Supplies, Inc.(a)(b)         850,000       18,168,750
------------------------------------------------------------------
PETsMART, Inc.(a)                       2,000,000       33,625,000
------------------------------------------------------------------
Ross Stores, Inc.                         734,000       20,643,750
------------------------------------------------------------------
Saks Holdings, Inc.(a)                     89,900        1,719,338
------------------------------------------------------------------
Sports Authority, Inc. (The)(a)(b)      1,250,000       22,187,500
------------------------------------------------------------------
Staples, Inc.(a)                        3,500,000       63,000,000
------------------------------------------------------------------
Tech Data Corp.(a)                      1,687,300       41,338,850
------------------------------------------------------------------
Tiffany & Co.                           1,000,000       39,625,000
------------------------------------------------------------------
TJX Companies, Inc.                       750,000       35,437,500
------------------------------------------------------------------
Toys "R" Us, Inc.(a)                    2,000,000       57,000,000
------------------------------------------------------------------
Viking Office Products, Inc.(a)         2,000,000       27,250,000
------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                  500,000       15,500,000
------------------------------------------------------------------
                                                     1,038,497,468
------------------------------------------------------------------

SCIENTIFIC INSTRUMENTS-0.49%

Perkin-Elmer Corp.                        794,800       57,722,350
------------------------------------------------------------------

SECURITY & SAFETY SERVICES-0.07%

Rural/Metro Corp.(a)                      300,000        8,625,000
------------------------------------------------------------------

SEMICONDUCTORS-7.70%

Advanced Micro Devices, Inc.(a)         1,250,000       53,125,000
------------------------------------------------------------------
Altera Corp.(a)                         1,821,400       90,273,137
------------------------------------------------------------------
Analog Devices, Inc.(a)                 1,000,000       26,750,000
------------------------------------------------------------------
Applied Materials, Inc.(a)              1,150,000       63,106,250
------------------------------------------------------------------
Atmel Corp.(a)                            500,000       12,437,500
------------------------------------------------------------------
Intel Corp.                               150,000       22,968,750
------------------------------------------------------------------
Kemet Corp.(a)                            279,900        5,458,050
------------------------------------------------------------------
KLA Instruments Corp.(a)                1,500,000       66,750,000
------------------------------------------------------------------
Lam Research Corp.(a)                     525,000       15,225,000
------------------------------------------------------------------
Linear Technology Corp.                 1,500,000       75,375,000
------------------------------------------------------------------
LSI Logic Corp.(a)                      1,500,000       57,375,000
------------------------------------------------------------------
Maxim Integrated Products, Inc.(a)      1,275,000       67,415,625
------------------------------------------------------------------
Micron Technology, Inc.                   800,000       28,200,000
------------------------------------------------------------------
Motorola, Inc.                          1,000,000       57,250,000
------------------------------------------------------------------
National Semiconductor Corp.(a)         2,250,000       56,250,000
------------------------------------------------------------------
Novellus Systems, Inc.(a)                 500,000       28,875,000
------------------------------------------------------------------
Solectron Corp.(a)                        300,000       17,212,500
------------------------------------------------------------------
Tencor Instruments(a)                     511,700       22,706,687
------------------------------------------------------------------
Texas Instruments, Inc.                   700,000       62,475,000
------------------------------------------------------------------
Vitesse Semiconductor Corp.(a)            225,000        7,087,500
------------------------------------------------------------------
Xilinx, Inc.(a)                         1,500,000       73,500,000
------------------------------------------------------------------
                                                       909,815,999
------------------------------------------------------------------

SHOES & RELATED APPAREL-0.54%

Nine West Group, Inc.(a)                1,113,100       44,106,587
------------------------------------------------------------------
Wolverine World Wide, Inc.                500,000       20,125,000
------------------------------------------------------------------
                                                        64,231,587
------------------------------------------------------------------

TELECOMMUNICATIONS-3.42%

ACC Corp.                                  81,500        1,293,813
------------------------------------------------------------------
ADC Telecommunications, Inc.(a)         3,000,000       78,375,000
------------------------------------------------------------------
Andrew Corp.(a)                         1,014,500       25,108,875
------------------------------------------------------------------

                                                        MARKET
                                        SHARES          VALUE

TELECOMMUNICATIONS-(CONTINUED)

Aspect Telecommunications Corp.(a)      1,200,000   $   21,300,000
------------------------------------------------------------------
Billing Information Concepts(a)(b)        780,000       18,622,500
------------------------------------------------------------------
DSC Communications Corp.(a)             2,000,000       40,750,000
------------------------------------------------------------------
Lucent Technologies, Inc.               1,000,000       59,125,000
------------------------------------------------------------------
PairGain Technologies, Inc.(a)(b)       1,000,000       26,000,000
------------------------------------------------------------------
QUALCOMM, Inc.(a)                         300,000       14,025,000
------------------------------------------------------------------
Tellabs, Inc.(a)                        2,000,000       79,750,000
------------------------------------------------------------------
U.S. Long Distance Corp.(a)               343,300        4,162,512
------------------------------------------------------------------
WorldCom, Inc.(a)                       1,500,000       36,000,000
------------------------------------------------------------------
                                                       404,512,700
------------------------------------------------------------------

TELEPHONE-0.24%

Cincinnati Bell, Inc.                     500,000       28,000,000
------------------------------------------------------------------

TEXTILES-1.41%

Liz Claiborne, Inc.                     1,250,000       56,562,500
------------------------------------------------------------------
Nautica Enterprises, Inc.(a)            1,500,000       33,187,500
------------------------------------------------------------------
Tommy Hilfiger Corp.(a)                 1,150,000       45,712,500
------------------------------------------------------------------
Unifi, Inc.                             1,000,000       31,000,000
------------------------------------------------------------------
                                                       166,462,500
------------------------------------------------------------------

TRANSPORTATION-0.07%

AirNet Systems, Inc.(a)                   560,000        8,680,000
------------------------------------------------------------------

TRUCKING-0.33%

Consolidated Freightways, Inc.            825,000       24,543,750
------------------------------------------------------------------
USFreightways Corp.                       550,000       14,850,000
------------------------------------------------------------------
                                                        39,393,750
------------------------------------------------------------------
    Total Domestic Common Stocks                     9,910,718,601
------------------------------------------------------------------

DOMESTIC CONVERTIBLE PREFERRED STOCKS-0.07%

INSURANCE (MULTI-LINE PROPERTY)-0.07%

MGIC Investment Corp.-$3.12 Conv.
  Pfd.                                    116,500        8,140,438
------------------------------------------------------------------
    Total Domestic Convertible
      Preferred Stocks                                   8,140,438
------------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY INTERESTS-4.54%

CANADA-1.28%

CanWest Global Communications Corp.
  (Electronic
  Components/Miscellaneous)             2,250,000       30,093,750
------------------------------------------------------------------
Newbridge Networks Corp. (Computer
  Networking)(a)                        2,000,000       63,500,000
------------------------------------------------------------------
Northern Telecom Ltd.
  (Telecommunications)                    550,000       39,943,750
------------------------------------------------------------------
Potash Corp. of Saskatchewan Inc.
  (Metals)                                225,000       17,296,875
------------------------------------------------------------------
                                                       150,834,375
------------------------------------------------------------------

FINLAND-0.62%

Nokia Oy A.B.-Class
  A-ADR (Telecommunications)              999,950       64,621,769
------------------------------------------------------------------
Nokia Oy A.B.-Class A
  (Telecommunications)                    152,650        9,437,154
------------------------------------------------------------------
                                                        74,058,923
------------------------------------------------------------------

FRANCE-0.10%

SGS-Thomson Microelectronics
  N.V.-New York shares
  (Semiconductors)(a)                     146,100       11,450,588
------------------------------------------------------------------

IRELAND-0.52%

CBT Group PLC-ADR (Computer
  Software/Services)(a)                    49,400        2,402,075
------------------------------------------------------------------
Elan Corp. PLC-ADR
  (Medical-Drugs)(a)                    1,750,000       59,500,000
------------------------------------------------------------------
                                                        61,902,075
------------------------------------------------------------------

ISRAEL-0.17%

Tecnomatix Technologies Ltd.
  (Computer Software/Services)(a)         329,500        8,443,438
------------------------------------------------------------------
Teva Pharmaceutical Industries
  Ltd.-ADR (Medical-Drugs)                225,000       11,418,750
------------------------------------------------------------------
                                                        19,862,188
------------------------------------------------------------------

                                       24
                   C   O   N   S   T   E  L  L  A  T  I  O  N

                                                        MARKET
                                        SHARES          VALUE

ITALY-0.05%

Telecom Italia Mobile S.p.A.
  (Telecommunications)                  1,074,000   $    3,369,080
------------------------------------------------------------------
Telecom Italia S.p.A.
  (Telecommunications)                  1,074,000        2,843,425
------------------------------------------------------------------
                                                         6,212,505
------------------------------------------------------------------

NETHERLANDS-0.61%

Baan Co., N.V.
  (Computer Software/Services)(a)         550,000       29,562,500
------------------------------------------------------------------
Gucci Group N.V.-ADR (Textiles)           500,000       34,687,500
------------------------------------------------------------------
Verenigde Nederlandse
  Uitgeversbedrijven Verenigd Bezit
  (Publishing)                            328,500        6,794,924
------------------------------------------------------------------
                                                        71,044,924
------------------------------------------------------------------

SWEDEN-0.57%

Telefonaktiebolaget LM Ericsson-ADR
  (Telecommunications)                  2,000,000       67,250,000
------------------------------------------------------------------

UNITED KINGDOM-0.62%

Burton Group PLC (Retail-Stores)        2,700,000        6,673,419
------------------------------------------------------------------
Danka Business Systems PLC-ADR
  (Office Automation)                   2,000,000       61,125,000
------------------------------------------------------------------
Granada Group PLC (Leisure &
  Recreation)                             390,000        5,625,608
------------------------------------------------------------------
                                                        73,424,027
------------------------------------------------------------------
    Total Foreign Stocks & Other Equity Interests      536,039,605
------------------------------------------------------------------

                                       PRINCIPAL        MARKET
                                        AMOUNT          VALUE

DOMESTIC CONVERTIBLE BONDS-0.22%

ADVERTISING/BROADCASTING-0.06%

Jacor Communications Inc., Sr. Conv.
  LYONS, 5.50%, 06/12/11(c)           $14,450,000        6,683,125
------------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-0.15%

Aames Financial Corp., Conv. Sub.
  Deb., 5.50%, 03/15/06(b)            $ 7,150,000   $     6,353,848
-------------------------------------------------------------------

                                        PRINCIPAL            MARKET
                                           AMOUNT             VALUE

FINANCE (CONSUMER CREDIT)-(CONTINUED)

Cityscape Financial Corp., Conv.
  Sub. Deb., 6.00%, 05/01/06(d)
  (Acquired 08/06/96 - 04/17/97;
  Cost $7,563,854)                    $17,345,000   $    11,504,765
-------------------------------------------------------------------
                                                         17,858,613
-------------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-0.01%

Multicare Companies Inc., Conv. Sub.
  Deb., 7.00%, 03/15/03(d) (Acquired
  01/13/97; Cost $1,800,000)(c)         1,500,000         1,717,500
-------------------------------------------------------------------
    Total Domestic Convertible Bonds                     26,259,238
-------------------------------------------------------------------

FOREIGN CONVERTIBLE BONDS-0.22%

NETHERLANDS-0.16%

Baan Co., N.V. (Computer
  Software/Services), Conv. Sub.
  Notes, 4.50%, 12/15/01(d)
  (Acquired 01/13/97 - 01/24/97;
  Cost $16,084,313)                    13,965,000        18,961,817
-------------------------------------------------------------------

SWITZERLAND-0.06%

Sandoz Capital BVI Ltd. (Chemicals),
  Sr. Conv. Deb., 2.00%, 10/06/02(d)
  (Acquired 11/04/96 - 11/13/96;
  Cost $6,240,625)                      5,540,000         6,952,700
-------------------------------------------------------------------
    Total Foreign Convertible Bonds                      25,914,517
-------------------------------------------------------------------

REPURCHASE AGREEMENTS-4.75%(e)

Goldman, Sachs & Co., 5.375%,
  05/01/97(f)                           5,270,186         5,270,186
-------------------------------------------------------------------
Goldman, Sachs & Co., 5.375%,
  05/01/97(g)                         555,263,395       555,263,395
-------------------------------------------------------------------
    Total Repurchase Agreements                         560,533,581
-------------------------------------------------------------------

TIME DEPOSIT-0.16%

Deutsche Morgan Grenfelt/C.J.
  Lawrence Inc.
    5.75%, 05/01/97                    20,000,000        20,000,000
-------------------------------------------------------------------
U.S. TREASURY BILLS-5.63%(h)
    5.10%, 06/26/97                   664,537,605(i)    664,537,605
-------------------------------------------------------------------
TOTAL INVESTMENTS-99.50%                             11,752,143,585
-------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.50%                      59,404,105
-------------------------------------------------------------------
NET ASSETS-100.00%                                  $11,811,547,690
===================================================================

Notes to Schedule of Investments:
(a) Non-income producing security.
(b) Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has never owned enough of the outstanding voting securities of any issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate market value of these securities as of April 30, 1997 was $342,996,854 which represented 2.90% of the Fund's net assets.
(c) Zero coupon bond. The interest rate shown represents the rate of original issue discount.
(d) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of this security has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of this security at April 30, 1997 was $39,136,782, which represents 0.33% of the Fund's net assets.
(e) Collateral on repurchase agreements, include the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(f) Joint repurchase agreement entered into 04/30/97 with a maturing value of $825,123,177. Collaterized by $823,214,000 U.S. Treasury obligations, 0% to 9.375% due 07/03/97 to 02/15/27 with an aggregate market value of $842,392,678.
(g) Joint repurchase agreement entered into 04/30/97 with a maturing value of $701,547,221. Collaterized by $757,320,000 U.S. Treasury obligations at 0% to 9.375% due 07/17/97 to 02/15/26 with an aggregate market value of $716,184,843.
(h) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(i) A portion of the principal balance was pledged as collateral to cover margin requirements for open future contracts. See Note 6.

Abbreviations:
ADR   - American Depositary Receipt
Conv. - Convertible
Deb.  - Debentures
LYONS - Liquid Yield Option Notes
Sr.   - Senior
Sub.  - Subordinated

See Notes to Financial Statements.

                                       25
                   C   O   N   S   T   E  L  L  A  T  I  O  N

STATEMENT OF ASSETS AND LIABILITIES

April 30, 1997
(Unaudited)


ASSETS:

Investments, at market value (cost
  $9,635,077,907)                            $11,752,143,585
------------------------------------------------------------
Foreign currencies, at market value (cost
  $757)                                                  739
------------------------------------------------------------
Receivables for:
  Investments sold                               130,129,821
------------------------------------------------------------
  Capital stock sold                              21,450,503
------------------------------------------------------------
  Dividends and interest                           2,980,490
------------------------------------------------------------
  Variation margin                                 2,455,500
------------------------------------------------------------
Investment for deferred compensation plan             73,882
------------------------------------------------------------
Other assets                                          44,900
------------------------------------------------------------
      Total assets                            11,909,279,420
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           48,427,070
------------------------------------------------------------
  Capital stock reacquired                        35,154,727
------------------------------------------------------------
  Deferred compensation                               73,882
------------------------------------------------------------
Accrued advisory fees                              5,764,650
------------------------------------------------------------
Accrued administrative services fees                  21,231
------------------------------------------------------------
Accrued directors' fees                               17,187
------------------------------------------------------------
Accrued distribution fees                          4,135,002
------------------------------------------------------------
Accrued transfer agent fees                        2,160,574
------------------------------------------------------------
Accrued operating expenses                         1,977,407
------------------------------------------------------------
      Total liabilities                           97,731,730
------------------------------------------------------------

Net assets applicable to shares outstanding  $11,811,547,690
============================================================
NET ASSETS:

Class A                                      $11,505,285,655
============================================================
Institutional Class                          $   306,262,035
============================================================

CAPITAL STOCK, $.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                    479,369,178
============================================================

Institutional Class:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                     12,459,982
============================================================

CLASS A:

  Net asset value and redemption price per
    share                                    $         24.00
============================================================
  Offering price per share:
    (Net asset value of $24.00 divided
    by 94.50%)                               $         25.40
============================================================

INSTITUTIONAL CLASS:

  Net asset value, offering and redemption
    price per share                          $         24.58
============================================================

STATEMENT OF OPERATIONS

For the six months ended April 30, 1997
(Unaudited)


INVESTMENT INCOME:

Dividends (net of $408,840 foreign
  withholding tax)                            $   14,766,590
------------------------------------------------------------
Interest                                          30,752,729
------------------------------------------------------------
    Total investment income                       45,519,319
------------------------------------------------------------

EXPENSES:

Advisory fees                                     38,143,072
------------------------------------------------------------
Administrative service fees                          131,642
------------------------------------------------------------
Custodian fees                                       442,449
------------------------------------------------------------
Directors' fees                                       34,340
------------------------------------------------------------
Distribution fees-Class A                         17,790,913
------------------------------------------------------------
Transfer agent fees-Class A                        9,637,007
------------------------------------------------------------
Transfer agent fees-Institutional Class               14,456
------------------------------------------------------------
Other                                              2,325,081
------------------------------------------------------------
    Total expenses                                68,518,960
------------------------------------------------------------
Less: Fees waived by advisor                      (1,273,103)
------------------------------------------------------------
    Expenses paid indirectly                         (99,884)
------------------------------------------------------------
    Net expenses                                  67,145,973
------------------------------------------------------------
Net investment income (loss)                     (21,626,654)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND FUTURES CONTRACTS:

Net realized gain (loss) on sales of:
  Investment securities                          253,029,008
------------------------------------------------------------
  Foreign currencies                                (304,504)
------------------------------------------------------------
  Futures contracts                              104,122,264
------------------------------------------------------------
                                                 356,846,768
------------------------------------------------------------
Unrealized appreciation (depreciation) of:
  Investment securities                         (614,289,674)
------------------------------------------------------------
  Foreign currencies                                 (11,004)
------------------------------------------------------------
  Futures contracts                              (33,091,970)
------------------------------------------------------------
                                                (647,392,648)
------------------------------------------------------------
      Net gain (loss) on investment
         securities, foreign currencies and
         futures contracts                      (290,545,880)
------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                   $ (312,172,534)
============================================================

See Notes to Financial Statements.

                                       26
                   C   O   N   S   T   E  L  L  A  T  I  O  N

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 1997 and the year ended October 31, 1996 (Unaudited)

                                                                 APRIL 30,        OCTOBER 31,
                                                                   1997              1996

OPERATIONS:

  Net investment income (loss)                                $   (21,626,654)  $   (25,042,610)
-----------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities,
    foreign currencies and futures contracts                      356,846,768       394,119,929
-----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities,
    foreign currencies and futures contracts                     (647,392,648)      672,745,646
-----------------------------------------------------------------------------------------------
       Net increase (decrease) in net assets resulting from
       operations                                                (312,172,534)    1,041,822,965
-----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                        (401,530,087)     (233,242,373)
-----------------------------------------------------------------------------------------------
  Institutional Class                                             (10,336,039)       (4,789,469)
-----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         956,209,959     3,470,281,071
-----------------------------------------------------------------------------------------------
  Institutional Class                                              30,835,429       135,200,711
-----------------------------------------------------------------------------------------------
       Net increase in net assets                                 263,006,728     4,409,272,905
-----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          11,548,540,962     7,139,268,057
-----------------------------------------------------------------------------------------------
  End of period                                               $11,811,547,690   $11,548,540,962
===============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $ 9,395,851,171   $ 8,408,805,783
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (21,751,192)         (124,538)
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment
    securities, foreign currencies and futures contracts          333,181,244       388,200,602
-----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and futures contracts                            2,104,266,467     2,751,659,115
-----------------------------------------------------------------------------------------------
                                                              $11,811,547,690   $11,548,540,962
===============================================================================================

NOTES TO FINANCIAL STATEMENTS

April 30, 1997
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Constellation Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six diversified portfolios:
AIM Constellation Fund, AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund and AIM Weingarten Fund. The Fund currently offers two different classes of shares: the Class A shares and the Institutional Class. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek capital appreciation.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are

                                       27
                   C   O   N   S   T   E  L  L  A  T  I  O  N
     valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair market value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
C. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Expenses--Distribution and transfer agency expenses directly attributable to a class of shares and charged to that class' operations. All other expenses which are attributable to more than one class are allocated between the classes.
E. Foreign Currency Translation--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
F. Foreign Currency Contracts--A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
G. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to voluntary waive a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the voluntary waiver, AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. During the six months ended April 30, 1997, AIM waived fees of $1,273,103. The waiver is entirely voluntary but approval is required by the Board of Directors for any decision by AIM to discontinue the waiver. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended April 30, 1997, AIM was reimbursed $131,642 for such services.
  The Fund, pursuant to a transfer agency and services agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency services to the Class A shares. During the

                                       28
                   C   O   N   S   T   E  L  L  A  T  I  O  N
six months ended April 30, 1997, AFS was paid $5,265,385 for such services. During the six months ended April 30, 1997, the Fund paid A I M Institutional Fund Services, Inc. ("AIFS") with respect to the Institutional Class $14,456 for shareholder and transfer agency services.
  The Fund received reductions in transfer agency fees of $93,574 from dividends received on balances in cash management bank accounts. In addition, the Fund incurred expenses of $6,310 from pricing services which are paid through directed brokerage commissions. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $99,884 during the six months ended April 30, 1997.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Class. The Company has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), with respect to the Class A shares, whereby the Fund pays AIM Distributors an annual rate of 0.30% of the Class A shares average daily net assets as compensation for services related to the sales and distribution of the Class A shares. The Plan provides that payments to dealers and financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Class A shares, in amounts of up to 0.25% of the average net assets of the Class A shares attributable to the customers of such dealers or financial institutions, may be characterized as a service fee. The Plan also provides that payments in excess of service fees are characterized as an asset-based sales charge under the Plan. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Fund's Class A shares. During the six months ended April 30, 1997, the Class A shares paid AIM Distributors $17,790,913 as compensation under the Plan.
  AIM Distributors received commissions of $6,178,551 from Class A capital stock transactions during the six months ended April 30, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of capital stock. During the six months ended April 30, 1997, AIM Distributors received commissions of $145,208 in contingent deferred sales charges imposed on the redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AIM Capital, AIM Distributors, AFS, AIFS and FMC.
  During the six months ended April 30, 1997, the Fund paid legal fees of $20,475 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTOR'S FEES

Director's fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the six months ended April 30, 1997, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 1997 was $4,450,537,743 and $3,841,421,244, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of April 30, 1997, on a tax basis, is as follows:


Aggregate unrealized appreciation of
  investment securities                  $2,499,681,274
-------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                    (384,213,274)
-------------------------------------------------------
Net unrealized appreciation of
  investment securities                  $2,115,468,000
-------------------------------------------------------

Cost of investments for tax purposes is $9,636,675,585.

NOTE 6-FUTURES CONTRACT

On April 30, 1997, $27,285,000 par value U.S. Treasury obligations were pledged as collateral to cover margin requirements for futures contracts.

  Futures contracts outstanding at April 30, 1997:

     (Contracts--$500 times index/delivery month/commitment)

                                            Unrealized
                                           Appreciation
                                          (Depreciation)
                                          --------------

S&P 500 Index/1,637 contracts/Jun 97/Buy   $(12,789,125)
========================================================

NOTE 7-CAPITAL STOCK

Changes in the capital stock outstanding for the six months ended April 30, 1997 and the year ended October 31, 1996 were as follows:

                               APRIL 30, 1997                  OCTOBER 31, 1996
                       ------------------------------   ------------------------------
                          SHARES          AMOUNT           SHARES          AMOUNT
                       ------------   ---------------   ------------   ---------------

Sold:

 Class A                114,119,928   $ 2,895,955,476    282,903,859   $ 6,791,107,589
---------------------  ------------   ---------------    -----------   ---------------
 Institutional Class      3,519,313        91,297,192      7,711,696       189,568,037
---------------------  ------------   ---------------    -----------   ---------------

Issued as
 reinvestment of
 dividends:

 Class A                 15,529,296       381,399,365     10,007,849       218,670,843
---------------------  ------------   ---------------    -----------   ---------------
 Institutional Class        387,258         9,720,186        200,095         4,444,113
---------------------  ------------   ---------------    -----------   ---------------

Reacquired:

 Class A                (92,033,269)   (2,321,144,882)  (146,642,433)   (3,539,497,361)
---------------------  ------------   ---------------    -----------   ---------------
 Institutional Class     (2,711,919)      (70,181,949)    (2,422,264)      (58,811,439)
---------------------  ------------   ---------------    -----------   ---------------
                         38,810,607   $   987,045,388    151,758,802   $ 3,605,481,782
=====================  ============   ===============    ===========   ===============

                                       29
                   C   O   N   S   T   E  L  L  A  T  I  O  N

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of the Institutional Class capital stock outstanding during the six months ended April 30, 1997, each of the years in the four-year period ended October 31, 1996 and the period April 8, 1992 (date operations commenced) through October 31, 1992.

                                                                                       OCTOBER 31,
                                                 APRIL 30,     ------------------------------------------------------------
                                                   1997          1996         1995         1994         1993         1992
                                                 ---------     --------     --------     --------     --------     --------

Net asset value, beginning of period             $  26.01      $  24.05     $  18.49     $  17.13     $  13.27     $  12.29

-----------------------------------------------  --------      --------     --------     --------     --------     --------
Income from investment operations:

  Net investment income (loss)                       0.01          0.04         0.02         0.03           --        (0.01)
-----------------------------------------------  --------      --------     --------     --------     --------     --------
  Net gains (losses) on securities (both
    realized and unrealized)                        (0.55)         2.67         6.06         1.33         3.86         0.99
-----------------------------------------------  --------      --------     --------     --------     --------     --------
    Total from investment operations                (0.54)         2.71         6.08         1.36         3.86         0.98
-----------------------------------------------  --------      --------     --------     --------     --------     --------

Less distributions:

  Distributions from capital gains                  (0.89)        (0.75)       (0.52)          --           --           --
-----------------------------------------------  --------      --------     --------     --------     --------     --------
Net asset value, end of period                   $  24.58      $  26.01     $  24.05     $  18.49     $  17.13     $  13.27
===============================================  ========      ========     ========     ========     ========     ========
Total return(a)                                     (2.16)%       11.81%       34.09%        7.94%       29.09%        7.97%
===============================================  ========      ========     ========     ========     ========     ========

Ratios/supplemental data:

Net assets, end of period (000s omitted)         $306,262      $293,035     $138,918     $ 39,847     $ 12,338     $  3,087
===============================================  ========      ========     ========     ========     ========     ========
Ratio of expenses to average net assets(b)           0.66%(d)(e)   0.66%        0.66%        0.69%        0.87%        0.91%(g)
===============================================  ========      ========     ========     ========     ========     ========
Ratio of net investment income (loss) to
  average net assets(c)                              0.09%(d)      0.21%        0.18%        0.36%        0.04%       (0.12)%(g)
===============================================  ========      ========     ========     ========     ========     ========
Portfolio turnover rate                                33%           58%          45%          79%          70%          62%
===============================================  ========      ========     ========     ========     ========     ========
Average broker commission rate paid(f)           $ 0.0588      $ 0.0596          N/A          N/A          N/A          N/A
===============================================  ========      ========     ========     ========     ========     ========

(a) For periods less than one year, total return is not annualized.
(b) Ratios of expenses prior to waiver of advisory fees and/or expense reimbursement were 0.68% (annualized), 0.67%, 0.68%, 0.70%, and 1.26% for the periods 1997-1994 and 1992, respectively.
(c) Ratios of net investment income prior to waiver of advisory fees and/or expense reimbursement were 0.07% (annualized,) 0.20%, 0.16%, 0.35% and (0.47)% for the periods 1997-1994 and 1992, respectively.
(d) After waiver of advisory fees. Ratios are annualized and based on average net assets of $310,318,846.
(e) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have remained the same.
(f) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.
(g) Annualized.

                                       30
                   C   O   N   S   T   E  L  L  A  T  I  O  N

SUPPLEMENTAL PROXY INFORMATION
--------------------------------------------------------------------------------

The Annual Meeting of Shareholders of the AIM Equity Funds, Inc. (the "Company") was held on February 7, 1997 at the offices of A I M Management Group Inc., 11 Greenway Plaza, Houston, Texas. The meeting was held for the following purposes:

(1) To elect Directors as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Carl Frischling, Robert H. Graham, John F. Kroeger, Lewis F. Pennock, Ian W. Robinson and Louis S. Sklar.

(2) To approve a new Master Investment Advisory Agreement between the AIM Constellation Fund (the "Fund") and A I M Advisors, Inc.

(3) To approve a new Sub-Advisory Agreement between AIM and A I M Capital Management, Inc.

(4) To approve the elimination of the fundamental investment policy prohibiting the Fund from investing in other investment companies.

(5) To ratify the selection of KPMG Peat Marwick LLP as independent accountants for the Fund for the Company's fiscal year ending October 31, 1997.

     The results of the proxy solicitation on the above matters were as follows:

                                                                                          Votes
                           Director/Matter                          Votes For            Against           Abstentions
                           ---------------                          ---------            -------           -----------

(1)  Charles T. Bauer............................................  618,811,245                  0          19,923,485
     Bruce L. Crockett...........................................  619,427,685                  0          19,307,045
     Owen Daly II................................................  618,919,919                  0          19,814,811
     Carl Frischling.............................................  619,275,356                  0          19,459,374
     Robert H. Graham............................................  619,431,576                  0          19,303,154
     John F. Kroeger.............................................  618,878,096                  0          19,856,634
     Lewis F. Pennock............................................  619,272,998                  0          19,461,732
     Ian W. Robinson.............................................  618,944,840                  0          19,789,890
     Louis S. Sklar..............................................  619,462,714                  0          19,272,016
(2)  Approval of Master Investment Advisory Agreement............  230,906,150          3,535,231           9,875,635
(3)  Approval of Sub-Advisory Agreement..........................  230,060,493          4,051,941          10,204,582
(4)  Elimination of Fundamental Investment Policy................  167,170,198          8,866,029          10,438,104
(5)  KPMG Peat Marwick LLP.......................................  609,690,634          5,519,782          23,524,314

                                       31
                   C   O   N   S   T   E  L  L  A  T  I  O  N

                                                            Directors & Officers

Board of Directors                            OFFICERS                                        OFFICE OF THE FUND

Charles T. Bauer                              Charles T. Bauer                                11 Greenway Plaza
Chairman                                      Chairman                                        Suite 100
A I M Management Group Inc.                                                                   Houston, TX 77046
                                              Robert H. Graham
Bruce L. Crockett                             President                                       INVESTMENT ADVISOR
Formerly Director, President, and Chief
Executive Officer                             John J. Arthur                                  A I M Advisors, Inc.
COMSAT Corporation                            Senior Vice President and Treasurer             11 Greenway Plaza
                                                                                              Suite 100
Owen Daly II                                  Gary T. Crum                                    Houston, TX 77046
Director                                      Senior Vice President
Cortland Trust Inc.                                                                           TRANSFER AGENT
                                              Scott G. Lucas
Jack Fields                                   Senior Vice President                           A I M Institutional Fund
Formerly Member of the                                                                          Services, Inc.
U.S. House of Representatives                 Carol F. Relihan                                11 Greenway Plaza
                                              Senior Vice President                           Suite 100
Carl Frischling                               and Secretary                                   Houston, TX 77046
Partner
Kramer, Levin, Naftalis & Frankel             Jonathan C. Schoolar                            CUSTODIAN
                                              Senior Vice President
Robert H. Graham                                                                              State Street Bank & Trust
President and Chief Executive Officer         Melville B. Cox                                 225 Franklin Street
A I M Management Group Inc.                   Vice President                                  Boston, MA 02110

John F. Kroeger                               Dana R. Sutton                                  COUNSEL TO THE FUND
Formerly Consultant                           Vice President and Assistant Treasurer
Wendell & Stockel Associates, Inc.                                                            Ballard Spahr
                                              P. Michelle Grace                               Andrews & Ingersoll
Lewis F. Pennock                              Assistant Secretary                             1735 Market Street
Attorney                                                                                      Philadelphia, PA 19103
                                              David L. Kite
Ian W. Robinson                               Assistant Secretary                             COUNSEL TO THE DIRECTORS
Consultant; Formerly Executive
Vice President and                            Nancy L. Martin                                 Kramer, Levin, Naftalis & Frankel
Chief Financial Officer                       Assistant Secretary                             919 Third Avenue
Bell Atlantic Management                                                                      New York, NY 10022
Services, Inc.                                Ofelia M. Mayo
                                              Assistant Secretary                             DISTRIBUTOR
Louis S. Sklar
Executive Vice President                      Kathleen J. Pflueger                            Fund Management Company
Hines Interests                               Assistant Secretary                             11 Greenway Plaza
Limited Partnership                                                                           Suite 100
                                              Samuel D. Sirko                                 Houston, TX 77046
                                              Assistant Secretary

                                              Stephen I. Winer
                                              Assistant Secretary

                                              Mary J. Benson
                                              Assistant Treasurer

                                              Mary J. Benson
                                              Assistant Treasurer



32                          AIM Constellation Fund

AIM WEINGARTEN FUND

For shareholders who seek long-term growth of capital through investments primarily in common stocks of leading U.S. companies considered by management to have strong earnings momentum.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Weingarten Fund Institutional Class performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o   Past performance cannot guarantee comparable future results.
o The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o Standard & Poor's Corporation (S&P) is a credit-rating agency. The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is widely regarded by investors as representative of the stock market in general. The Dow Jones Industrial Average (DJIA) is an unmanaged composite of the performance of 30 large-company stocks.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

================================================================================
AIM WEINGARTEN FUND
INSTITUTIONAL CLASS

AVERAGE ANNUAL TOTAL RETURNS

For periods ended 3/31/97, most recent calendar quarter-end.

1 Year                    10.25%
3 Years                   16.98
5 Years                   11.48
Inception (10/8/91)       12.07

For periods ended 4/30/97

1 Year                    11.84%
3 Years                   18.41
5 Years                   12.63
Inception (10/8/91)       12.68
================================================================================


                             AIM Weingarten Fund                             33

The Managers' Overview

IN VOLATILE MARKET, FUND'S
STEADY GROWTH CONTINUES

A roundtable discussion with the Fund management team for AIM Weingarten Fund for the six months ended April 30, 1997.

--------------------------------------------------------------------------------
Q. PLEASE DESCRIBE THE FUND'S PERFORMANCE DURING THE SIX MONTHS ENDED APRIL 30, 1997.

A. The Fund continued to produce steady growth. Total return for the Institutional Class for the six-month period covered by this report was 5.93%. Net assets of the Institutional Class grew from $60.5 million to $63.5 million during the reporting period.

Q. WHAT WERE MARKET CONDITIONS LIKE DURING THIS REPORTING PERIOD?

A. Stock markets remained volatile, as they were throughout 1996. The popular Dow Jones Industrial Average continued to climb through record highs, but its performance was punctuated by two downturns of consequence, the first in December 1996, the second from mid-March to mid-April 1997. In the second decline, the Dow lost 9.8% of its value--just about the 10% correction many market watchers believed was due given the prolonged length of this bull market.
       The primary cause of market volatility has been ongoing uncertainty regarding interest rates, the strength of the economy, and the outlook for corporate earnings. As we noted in our last shareholder report, in circumstances like these investors are drawn to large, predictable companies, a phenomenon termed a "flight to quality." Large-company stocks continued to be market favorites, outperforming smaller-company stocks. During the six months covered by this report, the S&P 500, an index of large-company stocks, produced a total return of 14.71%. However, it was very narrow market.

Q. WHAT DO YOU MEAN BY A NARROW MARKET?

A. In a narrow market, the performance of a market index is generated by a comparatively few stocks. For example, if you took out of the S&P 500 the 100 largest stocks in that index, its performance for 1996 dropped from 22.95% to about 5.4%. In other words, 20% of the stocks in that index accounted for more than 75% of its total return.
       Such an unusual environment presents a challenge for a diversified mutual fund such as AIM Weingarten Fund, which has a relatively small holding of each security in its portfolio. AIM Weingarten Fund's portfolio had 228 holdings as of the close of the reporting period. Keep in mind that while diversification means the Fund will not capture all the positive returns a narrow market may offer when it is going up, it also means the Fund may not experience all the negative returns during a downturn.
       People seem willing to pay quite high prices for companies with a certain level of predictability in their earnings, such as Procter &
   Gamble or General Electric. It is as if they were paying an "earnings insurance" premium.
       But investors also want liquidity--securities that are widely traded so there will be a market for them if circumstances change abruptly.
   Even though the market resumed rising in mid-April, with the Dow again reaching new highs shortly after the six-month reporting period closed, investors still seem skittish, uncertain whether this can continue. So a relatively few large-company stocks continue to outperform dramatically.

Q. DID THE FUND'S PORTFOLIO CHANGE MUCH DURING THE REPORTING PERIOD? HAVE YOU TRIED TO MAKE IT LOOK MORE LIKE THE S&P 500?

A. We have made modifications since our last report, but no dramatic changes. Technology stocks, financial stocks, and health-care stocks are still among our largest holdings. But we have not attempted to model the Fund's portfolio after any index.

Q. WITH MANY TECHNOLOGY STOCKS LAGGING, WHY DO YOU STILL OWN A LARGE NUMBER OF TECH STOCKS?

A. Approximately 17% of the portfolio's common stock holdings are technology companies such as service providers, personal computer makers, and semiconductor manufacturers.
       This sector has had its difficulties. In a technology universe of 600 stocks followed by Bear Stearns, by April 1, 1997, the average software company stock was down 53% from its 1996 peak. Many tech stocks, especially those of smaller companies, have never fully recovered from the sell-off that hit last summer.
       But many tech companies have reported excellent earnings for the first quarter of 1997, and our stock-selection process has found a number of technology companies we consider very promising. However, they are different from the ones we owned six months ago.
       We have reduced our exposure to computer networking stocks, for example. This field has become more problematic as networking has become complex and the field increasingly competitive. Our holdings in this area are down to less than


34                           AIM Weingarten Fund

The Managers' Overview

PORTFOLIO HOLDINGS

As of 4/30/97, based on total net assets

==================================================================================================
Top 10 Stock Holdings                               Top 10 Industries
--------------------------------------------------------------------------------------------------
 1.  Student Loan Marketing Association      2.08%   1.  Medical (Drugs)                     8.13%

 2.  Philip Morris Companies, Inc.           1.81    2.  Semiconductors                      5.95

 3.  RJR Nabisco Holdings Corp.              1.26    3.  Retail (Stores)                     5.78

 4.  Applied Materials, Inc.                 1.21    4.  Finance (Consumer Credit)           5.53

 5.  SmithKline Beecham PLC-ADR              1.15    5.  Telecommunications                  4.74

 6.  NationsBank Corp.                       1.11    6.  Computer Software/Services          4.52

 7.  American Home Products Corp.            1.10    7.  Insurance (Multi-Line Property)     3.73

 8.  Thermo Electron Corp.                   1.06    8.  Medical (Patient Services)          3.71

 9.  Exxon Corp.                             1.05    9.  Tobacco                             3.44

10.  Baxter International Inc.               0.88   10.  Electronic Components/Miscellaneous 3.39

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
==================================================================================================

        1% of the portfolio; when the reporting period opened, they represented more than 4% of the portfolio.
        On the other hand, we more than doubled our stake in semiconductor makers, focusing mainly on makers of high-value, differentiated semiconductor products, including Texas Instruments, Motorola, and Micron Technology. Companies such as these have significant competitive advantages over makers of commodity memory chips. Despite the potential uncertainty in the short run, keep in mind that technology has been the chief engine of economic expansion the past few years, generating up to one-third of all economic growth by some estimates. Based on the earnings estimates, we believe this sector will offer good growth possibilities over the long term.

Q.  WHAT DO YOU FIND ATTRACTIVE ABOUT FINANCIAL STOCKS?

A. Stocks from various financial industries constitute almost 10% of the portfolio. We have had a relatively long period of stable interest rates and low inflation, which is a perfect environment for financial firms. This sector should remain healthy as long as inflation remains at bay.
       The consolidation and restructuring going on in the banking industry provide opportunities, as institutions like NationsBank gradually bring about truly national banking. Consumer-credit firms among our largest holdings are government-sponsored entities such as "Sallie Mae," the Student Loan Marketing Association, which has become the nation's leading provider of financial funding services for college education loans; and the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, the most important players in the home mortgage market.

Q. FINALLY, HEALTH CARE. YOU HAVE HAD SIZABLE HOLDINGS IN THIS SECTOR FOR SOME TIME, HAVEN'T YOU?

A. Yes. Health-care stocks remain among our largest positions, especially pharmaceutical companies and patient-care providers, which together make up almost 12% of the portfolio. Pharmaceutical manufacturers are bringing a steady stream of new products to market and many are reporting substantial earnings growth. The pharmaceutical manufacturers in the portfolio tend to be highly recognizable names such as Merck & Co., SmithKline Beecham, and Bristol-Myers Squibb. In the patient-care area, health maintenance organizations, including United HealthCare and Oxford Health Plans, managed-care providers with a growing enrollment, continue to lead the efficiency drive in the U.S. health-care industry and have recently improved their pricing structure. A recently formed alliance between other companies in the portfolio illustrates the ongoing change in this industry: MedPartners, Inc., the nation's largest physician practice management company, has contracted with hospital operator Tenet
    Healthcare to form the largest integrated health-care contracting network in Southern California.
       Given demographic trends in the U.S., we believe health care will remain a promising area of investment for some time.

Q.  WHAT IS YOUR MARKET OUTLOOK FOR THE NEAR TERM?

A. In the U.S., the economic underpinnings for a strong market appear to be in place: given the absence of inflation, the Federal Reserve Board held interest rates steady when it met in May; the economy is growing at a very healthy clip; and for a record 17 quarters in a row, corporate earnings have surpassed analysts' forecasts.
        After two extraordinary years in 1995 and 1996, the consensus expectation is for market performance in 1997 to be closer to its historical norm: 9% or 10% total returns, which may seem low compared to the very recent past, but which are substantial returns and well above the prevailing inflation rate of about 3%. The greatest challenge for investors may be to temper their expectations.



                             AIM Weingartern Fund                            35

SCHEDULE OF INVESTMENTS

April 30, 1997
(Unaudited)

                                                     MARKET
                                     SHARES          VALUE

DOMESTIC COMMON STOCKS-82.79%

ADVERTISING/BROADCASTING-0.29%

Interpublic Group of Companies,
  Inc.                                 275,000   $   15,571,875
---------------------------------------------------------------

AEROSPACE/DEFENSE-0.63%

Gulfstream Aerospace Corp.(a)          444,300       11,329,650
---------------------------------------------------------------
United Technologies Corp.              300,000       22,687,500
---------------------------------------------------------------
                                                     34,017,150
---------------------------------------------------------------

APPLIANCES-0.25%

Sunbeam Corp., Inc.                    425,000       13,493,750
---------------------------------------------------------------

BANKING-1.11%

NationsBank Corp.                    1,000,000       60,375,000
---------------------------------------------------------------

BANKING (MONEY CENTER)-0.51%

Chase Manhattan Corp.                  300,000       27,787,500
---------------------------------------------------------------

BEVERAGES (SOFT DRINKS)-0.09%

PepsiCo, Inc.                          143,000        4,987,125
---------------------------------------------------------------

BIOTECHNOLOGY-0.89%

Amgen, Inc.(a)                         250,000       14,718,750
---------------------------------------------------------------
Biogen, Inc.(a)                        621,600       19,891,200
---------------------------------------------------------------
Guidant Corp.                          200,000       13,650,000
---------------------------------------------------------------
                                                     48,259,950
---------------------------------------------------------------

BUSINESS SERVICES-2.17%

AccuStaff, Inc.(a)                   1,800,000       32,850,000
---------------------------------------------------------------
Cognizant Corp.                        935,700       30,527,213
---------------------------------------------------------------
Diebold, Inc.                          450,150       15,080,025
---------------------------------------------------------------
Equifax, Inc.                        1,000,000       28,750,000
---------------------------------------------------------------
Ingram Micro, Inc.(a)-Class A          457,200       10,401,300
---------------------------------------------------------------
                                                    117,608,538
---------------------------------------------------------------

CHEMICALS-0.27%

Monsanto Co.                           341,900       14,616,225
---------------------------------------------------------------

COMPUTER MAINFRAMES-0.59%

International Business Machines
  Corp.                                200,000       32,150,000
---------------------------------------------------------------

COMPUTER MINI/PCS-3.14%

Compaq Computer Corp.(a)               500,000       42,687,500
---------------------------------------------------------------
Dell Computer Corp.(a)                 350,000       29,290,625
---------------------------------------------------------------
Gateway 2000, Inc.(a)                  350,000       19,206,250
---------------------------------------------------------------
Hewlett-Packard Co.                    679,500       35,673,750
---------------------------------------------------------------
Stratus Computer, Inc.(a)              240,800        9,361,100
---------------------------------------------------------------
Sun Microsystems, Inc.(a)            1,191,300       34,324,331
---------------------------------------------------------------
                                                    170,543,556
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

COMPUTER NETWORKING-0.57%

Ascend Communications, Inc.(a)         350,000   $   16,012,500
---------------------------------------------------------------
Belden, Inc.                           483,300       14,861,475
---------------------------------------------------------------
                                                     30,873,975
---------------------------------------------------------------

COMPUTER PERIPHERALS-1.68%

Adaptec, Inc.(a)                       700,000       25,900,000
---------------------------------------------------------------
American Power Conversion
  Corp.(a)                             489,200        9,417,100
---------------------------------------------------------------
EMC Corp.(a)                           400,000       14,550,000
---------------------------------------------------------------
Seagate Technology, Inc.(a)            625,000       28,671,875
---------------------------------------------------------------
Storage Technology Corp.(a)            360,000       12,645,000
---------------------------------------------------------------
                                                     91,183,975
---------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-4.52%

Adobe Systems, Inc.                    500,000       19,562,500
---------------------------------------------------------------
BMC Software, Inc.(a)                  290,000       12,542,500
---------------------------------------------------------------
Cadence Design Systems, Inc.(a)        500,000       16,000,000
---------------------------------------------------------------
Computer Associates
  International, Inc.                   36,000        1,872,000
---------------------------------------------------------------
Compuware Corp.(a)                     700,000       26,425,000
---------------------------------------------------------------
Electronic Arts, Inc.(a)               450,000       10,856,250
---------------------------------------------------------------
Fiserv, Inc.(a)                        708,600       26,749,650
---------------------------------------------------------------
HBO & Co.                              600,000       32,100,000
---------------------------------------------------------------
Microsoft Corp.(a)                     300,000       36,450,000
---------------------------------------------------------------
National Data Corp.                    343,100       12,866,250
---------------------------------------------------------------
Parametric Technology Co.(a)           300,000       13,575,000
---------------------------------------------------------------
Sterling Commerce, Inc.(a)             700,000       18,112,500
---------------------------------------------------------------
Synopsys, Inc.(a)                      210,900        6,722,438
---------------------------------------------------------------
Wallace Computer Services, Inc.        425,000       11,368,750
---------------------------------------------------------------
                                                    245,202,838
---------------------------------------------------------------

CONGLOMERATES-2.66%

AlliedSignal Inc.                      292,200       21,111,450
---------------------------------------------------------------
Corning Inc.                           375,000       18,093,750
---------------------------------------------------------------
Johnson Controls, Inc.                 400,000       15,350,000
---------------------------------------------------------------
Loews Corp.                            450,000       41,343,750
---------------------------------------------------------------
Tyco International Ltd.                500,000       30,500,000
---------------------------------------------------------------
U.S. Industries, Inc.(a)               500,000       18,062,500
---------------------------------------------------------------
                                                    144,461,450
---------------------------------------------------------------

CONTAINERS-0.31%

Sealed Air Corp.(a)                    369,000       17,066,250
---------------------------------------------------------------

COSMETICS & TOILETRIES-1.46%

Dial Corp.                           1,000,000       15,500,000
---------------------------------------------------------------
McKesson Corp.                          67,200        4,863,600
---------------------------------------------------------------
Procter & Gamble Co. (The)             350,000       44,012,500
---------------------------------------------------------------

                                       36
                   W    E    I    N    G    A   R   T   E   N

                                                     MARKET
                                     SHARES          VALUE

COSMETICS & TOILETRIES-(CONTINUED)

Warner-Lambert Co.                     150,000   $   14,700,000
---------------------------------------------------------------
                                                     79,076,100
---------------------------------------------------------------

ELECTRIC POWER-0.30%

AES Corp.(a)                           250,000       16,312,500
---------------------------------------------------------------

ELECTRONIC COMPONENTS/MISCELLANEOUS-2.82%

General Electric Co.                   300,000       33,262,500
---------------------------------------------------------------
Honeywell, Inc.                        330,400       23,334,500
---------------------------------------------------------------
Symbol Technologies, Inc.              670,100       21,694,487
---------------------------------------------------------------
Teradyne, Inc.(a)                      950,000       31,112,500
---------------------------------------------------------------
Thermo Instrument Systems, Inc.(a)     538,500       16,895,437
---------------------------------------------------------------
Waters Corp.(a)                        901,900       26,718,787
---------------------------------------------------------------
                                                    153,018,211
---------------------------------------------------------------

FINANCE (ASSET MANAGEMENT)-0.87%

Franklin Resources, Inc.               406,500       24,034,312
---------------------------------------------------------------
T. Rowe Price Associates               500,000       23,125,000
---------------------------------------------------------------
                                                     47,159,312
---------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-5.10%

Federal Home Loan Mortgage Corp.     1,403,800       44,746,125
---------------------------------------------------------------
Federal National Mortgage
  Association                        1,134,500       46,656,313
---------------------------------------------------------------
Finova Group, Inc.                     227,000       15,577,875
---------------------------------------------------------------
Green Tree Financial Corp.             611,400       18,112,725
---------------------------------------------------------------
Household International, Inc.          175,000       15,400,000
---------------------------------------------------------------
Money Store, Inc. (The)              1,013,500       21,916,937
---------------------------------------------------------------
Student Loan Marketing
  Association                          952,900      112,680,425
---------------------------------------------------------------
SunAmerica, Inc.                        33,400        1,536,400
---------------------------------------------------------------
                                                    276,626,800
---------------------------------------------------------------

FINANCE (SAVINGS & LOAN)-1.52%

H.F. Ahmanson & Co.                    800,000       30,500,000
---------------------------------------------------------------
ContiFinancial Corp.(a)                342,600        9,849,750
---------------------------------------------------------------
Great Western Financial Corp.        1,000,000       42,000,000
---------------------------------------------------------------
                                                     82,349,750
---------------------------------------------------------------

FOOD/PROCESSING-1.37%

ConAgra, Inc.                          550,000       31,693,750
---------------------------------------------------------------
Dean Foods Co.                         725,000       26,734,375
---------------------------------------------------------------
Lancaster Colony Corp.                 394,233       16,212,832
---------------------------------------------------------------
                                                     74,640,957
---------------------------------------------------------------

FUNERAL SERVICES-0.82%

Service Corp. International          1,305,600       44,716,800
---------------------------------------------------------------

FURNITURE-0.30%

Furniture Brands International,
  Inc.(a)                            1,108,900       16,356,275
---------------------------------------------------------------

GAMING-0.23%

International Game Technology          800,000       12,700,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

HOTELS/MOTELS-0.97%

HFS, Inc.(a)                           350,000   $   20,737,500
---------------------------------------------------------------
Host Marriott Corp.(a)                 208,500        3,622,687
---------------------------------------------------------------
Marriot International, Inc.            515,000       28,453,750
---------------------------------------------------------------
                                                     52,813,937
---------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-1.23%

Conseco Inc.                         1,148,900       47,535,738
---------------------------------------------------------------
Equitable Companies, Inc.              500,000       14,625,000
---------------------------------------------------------------
Equitable of Iowa Companies             92,800        4,535,600
---------------------------------------------------------------
                                                     66,696,338
---------------------------------------------------------------

INSURANCE (MULTI-LINE PROPERTY)-3.28%

Allstate Corp.                         565,300       37,027,150
---------------------------------------------------------------
American International Group, Inc.     225,000       28,912,500
---------------------------------------------------------------
Everest Re Holdings, Inc.              800,500       23,014,375
---------------------------------------------------------------
ITT Hartford Group, Inc.               375,000       27,937,500
---------------------------------------------------------------
MBIA, Inc.                             150,000       14,606,250
---------------------------------------------------------------
MGIC Investment Corp.                  200,000       16,250,000
---------------------------------------------------------------
Travelers Group, Inc.                  550,000       30,456,250
---------------------------------------------------------------
                                                    178,204,025
---------------------------------------------------------------

LEISURE & RECREATION-0.81%

Carnival Corp.-Class A                 800,000       29,500,000
---------------------------------------------------------------
Walt Disney Co. (The)                  175,000       14,350,000
---------------------------------------------------------------
                                                     43,850,000
---------------------------------------------------------------

MACHINERY (HEAVY)-0.59%

Caterpillar Inc.                       175,000       15,575,000
---------------------------------------------------------------
Ingersoll-Rand Co.                     334,100       16,412,663
---------------------------------------------------------------
                                                     31,987,663
---------------------------------------------------------------

MACHINERY (MISCELLANEOUS)-1.06%

Thermo Electron Corp.(a)             1,664,400       57,421,800
---------------------------------------------------------------

MEDICAL (DRUGS)-6.24%

Abbott Laboratories                    250,000       15,250,000
---------------------------------------------------------------
American Home Products Corp.           900,000       59,625,000
---------------------------------------------------------------
AmeriSource Health Corp.-Class A(a)    500,000       22,312,500
---------------------------------------------------------------
Bristol-Myers Squibb Co.               500,000       32,750,000
---------------------------------------------------------------
Cardinal Health, Inc.                  500,000       26,625,000
---------------------------------------------------------------
ICN Pharmaceuticals, Inc.            1,200,000       25,350,000
---------------------------------------------------------------
Johnson & Johnson                      500,000       30,625,000
---------------------------------------------------------------
Merck & Co., Inc.                      500,000       45,250,000
---------------------------------------------------------------
Pfizer, Inc.                           300,000       28,800,000
---------------------------------------------------------------
Rhone-Poulenc Rorer, Inc.              180,000       12,982,500
---------------------------------------------------------------
Schering-Plough Corp.                  175,000       14,000,000
---------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)        700,000       25,025,000
---------------------------------------------------------------
                                                    338,595,000
---------------------------------------------------------------

                                       37
                   W    E    I    N    G    A   R   T   E   N

                                                     MARKET
                                     SHARES          VALUE

MEDICAL (PATIENT SERVICES)-3.71%

Columbia/HCA Healthcare Corp.          875,000   $   30,625,000
---------------------------------------------------------------
Health Care and Retirement
  Corp.(a)                             222,350        7,031,819
---------------------------------------------------------------
HEALTHSOUTH Corp.(a)                 1,400,000       27,650,000
---------------------------------------------------------------
MedPartners, Inc.(a)                 1,100,000       20,075,000
---------------------------------------------------------------
Oxford Health Plans, Inc.(a)           300,000       19,762,500
---------------------------------------------------------------
Quorum Health Group, Inc.(a)         1,000,000       31,125,000
---------------------------------------------------------------
Tenet Healthcare Corp.(a)            1,100,000       28,600,000
---------------------------------------------------------------
United Healthcare Corp.                550,000       26,743,750
---------------------------------------------------------------
Universal Health Services,
  Inc.-Class B(a)                      262,000        9,923,250
---------------------------------------------------------------
                                                    201,536,319
---------------------------------------------------------------

MEDICAL
  INSTRUMENTS/PRODUCTS-2.96%

Baxter International Inc.            1,000,000       47,875,000
---------------------------------------------------------------
Becton, Dickinson & Co.                600,000       27,600,000
---------------------------------------------------------------
Boston Scientific Corp.(a)             300,000       14,475,000
---------------------------------------------------------------
DePuy, Inc.(a)                         172,200        3,616,200
---------------------------------------------------------------
Stryker Corp.(a)                       701,600       23,065,100
---------------------------------------------------------------
Sybron International Corp.(a)          941,900       31,318,175
---------------------------------------------------------------
US Surgical Corp.                      375,000       12,843,750
---------------------------------------------------------------
                                                    160,793,225
---------------------------------------------------------------

OFFICE AUTOMATION-0.28%

Xerox Corp.                            250,000       15,375,000
---------------------------------------------------------------

OFFICE PRODUCTS-0.42%

Reynolds & Reynolds Co.-Class A      1,100,000       22,825,000
---------------------------------------------------------------

OIL & GAS (DRILLING)-0.24%

Reading & Bates Corp.(a)               575,000       12,865,625
---------------------------------------------------------------

OIL & GAS (SERVICES)-1.98%

Exxon Corp.                          1,010,000       57,191,250
---------------------------------------------------------------
Halliburton Co.                        400,000       28,250,000
---------------------------------------------------------------
Louisiana Land & Exploration
  Co.(a)                               360,800       18,040,000
---------------------------------------------------------------
Unocal Corp.                           108,900        4,151,813
---------------------------------------------------------------
                                                    107,633,063
---------------------------------------------------------------

OIL EQUIPMENT & SUPPLIES-1.71%

Baker Hughes, Inc.                     550,100       18,978,450
---------------------------------------------------------------
BJ Services Co.(a)                     142,800        6,729,450
---------------------------------------------------------------
Coastal Corp.                          300,000       14,250,000
---------------------------------------------------------------
Cooper Cameron Corp.(a)                 95,300        6,790,125
---------------------------------------------------------------
Rowan Companies, Inc.(a)               675,000       12,150,000
---------------------------------------------------------------
Schlumberger Ltd.                      200,000       22,150,000
---------------------------------------------------------------
Tidewater, Inc.                        300,000       12,037,500
---------------------------------------------------------------
                                                     93,085,525
---------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.60%

Kimberly-Clark Corp.                   640,500       32,825,625
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

POLLUTION CONTROL-0.71%

USA Waste Services, Inc.(a)            800,000   $   26,200,000
---------------------------------------------------------------
US Filter Corp.(a)                     399,900       12,146,962
---------------------------------------------------------------
                                                     38,346,962
---------------------------------------------------------------

PUBLISHING-0.54%

Gannett Company, Inc.                   97,600        8,515,600
---------------------------------------------------------------
New York Times Co.-Class A             325,000       14,056,250
---------------------------------------------------------------
Times Mirror Co.                       122,400        6,762,600
---------------------------------------------------------------
                                                     29,334,450
---------------------------------------------------------------

RESTAURANTS-0.49%

Applebee's International, Inc.         630,800       14,744,950
---------------------------------------------------------------
Boston Chicken, Inc.(a)                500,000       11,937,500
---------------------------------------------------------------
                                                     26,682,450
---------------------------------------------------------------

RETAIL (FOOD & DRUG)-1.68%

American Stores Co.                    456,000       20,748,000
---------------------------------------------------------------
Kroger Co.(a)                          997,200       27,423,000
---------------------------------------------------------------
Rite Aid Corp.                         650,000       29,900,000
---------------------------------------------------------------
Safeway, Inc.(a)                       300,000       13,387,500
---------------------------------------------------------------
                                                     91,458,500
---------------------------------------------------------------

RETAIL (STORES)-5.79%

Barnes & Noble, Inc.(a)                111,200        4,170,000
---------------------------------------------------------------
Bed Bath & Beyond, Inc.(a)             575,000       15,740,625
---------------------------------------------------------------
Consolidated Stores Corp.(a)           562,500       22,500,000
---------------------------------------------------------------
Costco Companies, Inc.(a)            1,100,000       31,762,500
---------------------------------------------------------------
CVS Corp.                              450,000       22,331,250
---------------------------------------------------------------
Dayton Hudson Corp.                    425,000       19,125,000
---------------------------------------------------------------
Gap, Inc.                              140,800        4,488,000
---------------------------------------------------------------
Home Depot, Inc.                       250,000       14,500,000
---------------------------------------------------------------
Jones Apparel Group, Inc.(a)           200,000        8,350,000
---------------------------------------------------------------
Lowe's Companies, Inc.               1,080,000       41,040,000
---------------------------------------------------------------
Pep Boys-Manny, Moe & Jack           1,000,000       32,625,000
---------------------------------------------------------------
Ross Stores, Inc.                      525,000       14,765,625
---------------------------------------------------------------
Sysco Corp.                            298,600       10,600,300
---------------------------------------------------------------
Tech Data Corp.(a)                     786,800       19,276,600
---------------------------------------------------------------
TJX Companies, Inc.                    325,000       15,356,250
---------------------------------------------------------------
Toys "R" Us, Inc.(a)                   550,000       15,675,000
---------------------------------------------------------------
U.S. Office Products Co.(a)            850,000       21,675,000
---------------------------------------------------------------
                                                    313,981,150
---------------------------------------------------------------

SCIENTIFIC INSTRUMENTS-0.30%

Perkin-Elmer Corp.                     225,000       16,340,625
---------------------------------------------------------------

SEMICONDUCTORS-5.95%

Advanced Micro Devices, Inc.(a)        600,000       25,500,000
---------------------------------------------------------------
Analog Devices, Inc.(a)                500,000       13,375,000
---------------------------------------------------------------
Applied Materials, Inc.(a)           1,200,000       65,850,000
---------------------------------------------------------------

                                       38
                   W    E    I    N    G    A   R   T   E   N

                                                     MARKET
                                     SHARES          VALUE

SEMICONDUCTORS-(CONTINUED)

Cypress Semiconductor Corp.(a)         638,900   $    8,864,738
---------------------------------------------------------------
Intel Corp.                            100,000       15,312,500
---------------------------------------------------------------
KLA Instruments Corp.(a)               700,000       31,150,000
---------------------------------------------------------------
Linear Technology Corp.                300,000       15,075,000
---------------------------------------------------------------
LSI Logic Corp.(a)                     425,000       16,256,250
---------------------------------------------------------------
Maxim Integrated Products, Inc.(a)     300,000       15,862,500
---------------------------------------------------------------
Micron Technology, Inc.                850,000       29,962,500
---------------------------------------------------------------
Motorola, Inc.                         450,000       25,762,500
---------------------------------------------------------------
National Semiconductor Corp.(a)        673,300       16,832,500
---------------------------------------------------------------
Novellus Systems, Inc.(a)              125,600        7,253,400
---------------------------------------------------------------
Texas Instruments, Inc.                400,000       35,700,000
---------------------------------------------------------------
                                                    322,756,888
---------------------------------------------------------------

TELECOMMUNICATIONS-2.83%

ADC Telecommunications, Inc.(a)(b)     750,000       19,593,750
---------------------------------------------------------------
Andrew Corp.(a)                        525,000       12,993,750
---------------------------------------------------------------
Lucent Technologies, Inc.              600,000       35,475,000
---------------------------------------------------------------
PairGain Technologies, Inc.(a)         500,000       13,000,000
---------------------------------------------------------------
Tellabs, Inc.(a)                       800,000       31,900,000
---------------------------------------------------------------
WorldCom, Inc.(a)                    1,700,000       40,800,000
---------------------------------------------------------------
                                                    153,762,500
---------------------------------------------------------------

TELEPHONE-0.23%

Cincinnati Bell, Inc.                  225,000       12,600,000
---------------------------------------------------------------

TEXTILES-0.28%

Fruit of The Loom, Inc.-Class A(a)     415,100       14,943,600
---------------------------------------------------------------

TOBACCO-3.44%

Philip Morris Companies, Inc.        2,500,000       98,437,500
---------------------------------------------------------------
RJR Nabisco Holdings Corp.           2,306,200       68,609,450
---------------------------------------------------------------
Universal Corp.                        700,000       19,600,000
---------------------------------------------------------------
                                                    186,646,950
---------------------------------------------------------------
    Total Domestic Common Stocks                  4,494,518,082
---------------------------------------------------------------

DOMESTIC CONVERTIBLE PREFERRED STOCKS-1.19%

FINANCE (CONSUMER CREDIT)-0.43%

SunAmerica, Inc.-Series E,
  $3.10 Conv. Pfd.                     228,800       23,337,600
---------------------------------------------------------------

HOTELS/MOTELS-0.31%

Host Marriott Financial Trust-
  $3.375 Conv. Pfd. (acquired
  02/12/97-02/19/97; cost
  $18,036,739)(c)                      310,800       17,250,643
---------------------------------------------------------------

INSURANCE (MULTI-LINE PROPERTY)-0.45%

MGIC Investment Corp.-$3.12 Conv.
  Pfd.                                 347,600       24,288,550
---------------------------------------------------------------
    Total Domestic Convertible Preferred
      Stocks                                         64,876,793
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
DOMESTIC CONVERTIBLE BONDS & NOTES-1.42%

CHEMICALS-0.39%

Sandoz Capital BVI Ltd., Gtd.
  Conv. Deb., 2.00%, 10/06/02
  (acquired 11/01/96-11/05/96;
  cost $18,721,100)(c)             $17,000,000   $   21,335,000
---------------------------------------------------------------

ELECTRONIC COMPONENTS/MISCELLANEOUS-0.57%

SCI Systems, Inc., Conv. Sub.
  Notes, 5.00%, 05/01/06            22,050,000       30,897,563
---------------------------------------------------------------

POLLUTION CONTROL-0.09%

US Filter Corp., Conv. Sub.
  Notes, 6.00%, 09/15/05             2,700,000        4,683,475
---------------------------------------------------------------

SEMICONDUCTORS-0.37%

Altera Corp., Conv. Sub. Notes,
  5.75%, 06/15/02
  (acquired 01/17/97; cost
  $16,951,400)(c)                   10,000,000       20,278,700
---------------------------------------------------------------
    Total Domestic Convertible Bonds & Notes         77,194,738
---------------------------------------------------------------

                                     SHARES

FOREIGN STOCKS & OTHER EQUITY INTERESTS-8.37%

CANADA-1.48%

Canadian Pacific, Ltd.
  (Transportation)                     585,000       14,259,375
---------------------------------------------------------------
Newbridge Networks Corp.(a)
  (Computer Networking)                600,000       19,050,000
---------------------------------------------------------------
Northern Telecom Ltd.
  (Telecommunications)                 325,000       23,603,125
---------------------------------------------------------------
Philip Environmental, Inc.(a)
  (Pollution Control)                1,500,000       23,625,000
---------------------------------------------------------------
                                                     80,537,500
---------------------------------------------------------------

FINLAND-0.29%

Nokia Oy A.B.-Class A-ADR
  (Telecommunications)                 240,000       15,510,000
---------------------------------------------------------------

FRANCE-0.51%

Elf Aquitaine S.A. (Oil &
  Gas-Services)                        285,000       27,638,139
---------------------------------------------------------------

GERMANY-0.30%

Adidas A.G. (Shoes & Related
  Apparel)                              78,800        8,213,073
---------------------------------------------------------------
VEBA A.G. (Electric Power)             158,000        8,138,122
---------------------------------------------------------------
                                                     16,351,195
---------------------------------------------------------------

HONG KONG-0.88%

HSBC Holdings PLC (Banking)            820,000       20,747,434
---------------------------------------------------------------
Sun Hung Kai Properties Ltd.
  (Real Estate)                      2,505,000       27,163,235
---------------------------------------------------------------
                                                     47,910,669
---------------------------------------------------------------

IRELAND-0.36%

Elan Corp.
  PLC-ADR(a)(Medical-Drugs)            580,000       19,720,000
---------------------------------------------------------------

ISRAEL-0.38%

Teva Pharmaceutical Industries
  Ltd.-ADR (Medical-Drugs)             405,800       20,594,350
---------------------------------------------------------------

                                       39
                   W    E    I    N    G    A   R   T   E   N

                                                     MARKET
                                     SHARES          VALUE

ITALY-0.64%
Telecom Italia Mobile S.p.A.
  (Telecommunications)               6,000,000   $   18,821,674
---------------------------------------------------------------
Telecom Italia S.p.A.
  (Telecommunications)               6,000,000       15,885,058
---------------------------------------------------------------
                                                     34,706,732
---------------------------------------------------------------
MALAYSIA-0.20%
Malayan Banking Berhad (Banking)     1,074,000       10,693,803
---------------------------------------------------------------
NETHERLANDS-1.05%
Gucci Group N.V.-ADR-New York
  Registered Shares (Textiles)         250,000       17,343,750
---------------------------------------------------------------
Philips Electronics N.V.-ADR-New
  York Shares (Appliances)             320,300       17,136,050
---------------------------------------------------------------
Royal Dutch Petroleum Co.-ADR-New
  York Shares (Oil &
  Gas-Services)                        125,000       22,531,250
---------------------------------------------------------------
                                                     57,011,050
---------------------------------------------------------------
SWEDEN-0.55%
Telefonaktiebolaget LM
  Ericsson-ADR
  (Telecommunications)                 881,300       29,633,713
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
UNITED KINGDOM-1.73%
Danka Business Systems PLC-ADR
  (Office Automation)                  401,900   $   12,283,069
---------------------------------------------------------------
Granada Group PLC (Leisure &
  Recreation)                        1,330,000       19,184,765
---------------------------------------------------------------
SmithKline Beecham PLC-ADR
  (Medical-Drugs)                      775,000       62,484,375
---------------------------------------------------------------
                                                     93,952,209
---------------------------------------------------------------
    Total Foreign Stocks & Other Equity
      Interests                                     454,259,360
---------------------------------------------------------------

                                    PRINCIPAL
                                     AMOUNT
COMMERCIAL PAPER TRUST-0.55%
Citibank, N.A., 5.895%,
  12/26/97(d)                      $30,000,000       30,000,000
---------------------------------------------------------------
REPURCHASE AGREEMENTS(e)-5.24%
Goldman, Sachs & Co., 5.375%,
  05/01/97(f)                       86,853,893       86,853,893
---------------------------------------------------------------
HSBC Securities, Inc., 5.55%,
  05/01/97(g)                      197,510,181      197,510,181
---------------------------------------------------------------
    Total Repurchase Agreements                     284,364,074
---------------------------------------------------------------
TOTAL INVESTMENTS-99.56%                          5,405,213,047
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.44%                                  23,707,955
---------------------------------------------------------------
TOTAL NET ASSETS-100.00%                         $5,428,921,002
---------------------------------------------------------------

Abbreviations:

ADR   -American Depository Receipt
Conv. -Convertible
Pfd.  -Preferred
Gtd.  -Guaranteed
Sub.  -Subordinated

Notes to Schedule of Investments:

(a) Non-income producing security
(b) A portion of this security is subject to call options written. See Note 6.
(c) Restricted Security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at April 30, 1997 was $58,864,343 which represented 1.08% of the Fund's net assets.
(d) Variable rate trust certificates representing an interest in a trust (comprised of eligible debt obligations) entitling the Fund to receive variable rate interest. The Fund has the right, upon seven calendar days' notice to the trustee, to put its certificates to the trust at par value plus accrued interest. Because variable rate trust certificates involve a trust and a third party put feature, they involve complexities and potential risks that may not be present where the debt obligation is owned directly. Rate shown is the rate in effect on April 30, 1997.
(e) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(f) Joint repurchase agreement entered into on 04/30/97 with maturing value of $701,547,221. Collateralized by $757,320,000 U.S. Treasury obligations, 0% to 8.875% due 07/17/97 to 02/15/26 with an aggregate market value at April 30, 1997 of $716,184,843.
(g) Joint repurchase agreement entered into on 04/30/97 with maturing value of $500,077,083. Collateralized by $285,655,288 U.S. Government agency obligations, 0% to 8.00% due 04/01/19 to 12/01/35 and $321,339,000 U.S.
    Treasury obligations, 4.75% to 9.25% due 09/30/97 to 10/31/99 with an aggregate market value at April 30, 1997 of $510,003,616.

See Notes to Financial Statements.
                                       36
                   W    E    I    N    G    A   R   T   E   N

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1997
(Unaudited)


ASSETS:

Investments, at market value (cost
  $4,524,773,802)                         $5,405,213,047
--------------------------------------------------------
Foreign currencies, at market value
  (cost $10,528)                                  10,792
--------------------------------------------------------
Receivables for:
  Investments sold                            90,580,668
--------------------------------------------------------
  Options purchased                              281,250
--------------------------------------------------------
  Capital stock sold                           4,604,126
--------------------------------------------------------
  Dividends and interest                       4,277,796
--------------------------------------------------------
Investment for deferred compensation
  plan                                            66,430
--------------------------------------------------------
Other assets                                     126,497
--------------------------------------------------------
    Total assets                           5,505,160,606
--------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                       59,109,537
--------------------------------------------------------
  Options written                                750,000
--------------------------------------------------------
  Capital stock reacquired                     9,292,445
--------------------------------------------------------
  Deferred compensation                           66,430
--------------------------------------------------------
Accrued advisory fees                          2,614,487
--------------------------------------------------------
Accrued administrative service fees               10,510
--------------------------------------------------------
Accrued distribution fees                      2,109,588
--------------------------------------------------------
Accrued transfer agent fees                    1,541,871
--------------------------------------------------------
Accrued operating expenses                       744,736
--------------------------------------------------------
    Total liabilities                         76,239,604
--------------------------------------------------------
Net assets applicable to shares
  outstanding                             $5,428,921,002
========================================================

NET ASSETS:

Class A                                   $5,014,448,112
========================================================
Class B                                   $  351,019,539
========================================================
Institutional Class                       $   63,453,351
========================================================

CAPITAL STOCK, $.001 PAR VALUE PER
  SHARE:

CLASS A:

  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                264,935,631
========================================================

CLASS B:

  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                 18,779,084
========================================================

INSTITUTIONAL CLASS:

  Authorized                                 200,000,000
--------------------------------------------------------
  Outstanding                                  3,310,794
========================================================

CLASS A:

  Net asset value and redemption price
    per share                             $        18.93
--------------------------------------------------------
  Offering price per share:
      (Net asset value of
        $18.93 divided by 94.50%)         $        20.03
--------------------------------------------------------

CLASS B:

  Net asset value and offering price per
    share                                 $        18.69
========================================================

INSTITUTIONAL CLASS:

  Net asset value, offering and
    redemption price per share            $        19.17
========================================================

STATEMENT OF OPERATIONS

For the six months ended April 30, 1997
(Unaudited)


INVESTMENT INCOME:

Dividends (net of $396,081 foreign
  withholding tax)                          $   24,799,615
----------------------------------------------------------
Interest                                         6,302,042
----------------------------------------------------------
    Total investment income                     31,101,657
----------------------------------------------------------

EXPENSES:

Advisory fees                                   17,460,585
----------------------------------------------------------
Administrative service fees                         73,693
----------------------------------------------------------
Custodian fees                                     191,071
----------------------------------------------------------
Directors' fees                                     15,990
----------------------------------------------------------
Distribution fees-Class A                        7,688,203
----------------------------------------------------------
Distribution fees-Class B                        1,589,373
----------------------------------------------------------
Transfer agent fees-Class A                      4,286,458
----------------------------------------------------------
Transfer agent fees-Class B                        385,368
----------------------------------------------------------
Transfer agent fees-Institutional Class              2,855
----------------------------------------------------------
Other                                              847,420
----------------------------------------------------------
    Total expenses                              32,541,016
----------------------------------------------------------
Less: Fees waived by advisor                      (949,019)
----------------------------------------------------------
    Expenses paid indirectly                       (45,865)
----------------------------------------------------------
    Net expenses                                31,546,132
----------------------------------------------------------
Net investment (loss)                             (444,475)
----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES AND OPTION CONTRACTS:

Net realized gain (loss) on sales of:
  Investment securities                        447,720,009
----------------------------------------------------------
  Foreign currencies                            (2,571,094)
----------------------------------------------------------
  Options contracts                              4,829,479
----------------------------------------------------------
                                               449,978,394
----------------------------------------------------------

Net unrealized appreciation (depreciation) of:

  Investment securities                       (153,788,488)
----------------------------------------------------------
  Foreign currencies                               (53,868)
----------------------------------------------------------
  Options contracts                              2,178,320
----------------------------------------------------------
                                              (151,664,036)
----------------------------------------------------------
  Net gain on investment securities,
    foreign currencies and option
    contracts                                  298,314,358
----------------------------------------------------------
Net increase in net assets resulting from
  operations                                $  297,869,883
========================================================

     See Notes to Financial Statements.

                                       41
                   W    E    I    N    G    A   R   T   E   N

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 1997 and the year ended October 31, 1996 (Unaudited)

                                                                APRIL 30,        OCTOBER 31,
                                                                   1997              1996
                                                              --------------    --------------

OPERATIONS:

  Net investment income (loss)                                $     (444,475)   $   14,147,587
----------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities,
    foreign currencies, futures and options contracts            449,978,394       590,548,116
----------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities, foreign currencies, and options contracts       (151,664,036)       79,138,554
----------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations      297,869,883       683,834,257
----------------------------------------------------------------------------------------------

Dividends to shareholders from net investment income:

  Class A                                                        (14,825,812)               --
----------------------------------------------------------------------------------------------
  Institutional Class                                               (446,594)               --
----------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains on investment securities:

  Class A                                                       (552,424,286)     (606,609,217)
----------------------------------------------------------------------------------------------
  Class B                                                        (32,141,402)       (7,814,517)
----------------------------------------------------------------------------------------------
  Institutional Class                                             (6,654,246)       (7,332,667)
----------------------------------------------------------------------------------------------

Net equalization credits:

  Class A                                                          1,412,885         2,368,957
----------------------------------------------------------------------------------------------
  Class B                                                             62,469           992,175
----------------------------------------------------------------------------------------------
  Institutional Class                                                 86,077            65,590
----------------------------------------------------------------------------------------------

Share transactions-net:

  Class A                                                        322,422,079       362,344,237
----------------------------------------------------------------------------------------------
  Class B                                                        101,653,884       210,825,508
----------------------------------------------------------------------------------------------
  Institutional Class                                              6,470,978         5,462,015
----------------------------------------------------------------------------------------------
       Net increase in net assets                                123,485,915       644,136,338
----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          5,305,435,087     4,661,298,749
----------------------------------------------------------------------------------------------
  End of period                                               $5,428,921,002    $5,305,435,087
==============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $4,079,731,400    $3,649,184,459
----------------------------------------------------------------------------------------------
  Undistributed net investment income                             30,361,176        44,516,626
----------------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment
    securities, foreign currencies, futures and options
    contracts                                                    439,469,771       580,711,311
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, and option contracts                             879,358,655     1,031,022,691
----------------------------------------------------------------------------------------------
                                                              $5,428,921,002    $5,305,435,087
==============================================================================================

See Notes to Financial Statements.

                                       42
                   W    E    I    N    G    A   R   T   E   N

NOTES TO FINANCIAL STATEMENTS

April 30, 1997
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Weingarten Fund (the "Fund") is a series of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six diversified portfolios:
AIM Weingarten Fund, AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund and AIM Constellation Fund. The Fund currently offers three different classes of shares: the Class A shares, Class B shares and the Institutional Class. Matters affecting each portfolio or class will be voted on exclusively by such shareholders. The assets, liabilities and operations of each portfolio are accounted for separately. The Fund's investment objective is to seek growth of capital principally through investment in common stocks of seasoned and better capitalized companies. Information presented in these financial statements pertains only to the Fund.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, corporate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
D. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, and/or by securing a standby letter of credit from a major commercial bank, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of the contract may not correlate with changes in the securities being hedged.
E. Covered Call Options--The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option

                                       43
                   W    E    I    N    G    A   R   T   E   N
   written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
F. Put options--The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, a Fund pays an option premium. The option's underlying instrument may be a security, or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
G. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the specific identification of securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
H. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
I. Expenses--Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated between the classes.
J. Equalization--The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and the costs of repurchases of Fund shares, equivalent on a per share basis to the amount of undistributed net investment income, is credited or charged to undistributed net income when the transaction is recorded so that undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). The terms of the master investment advisory agreement provide that the Fund shall pay an advisory fee to AIM at an annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM is currently voluntarily waiving a portion of its advisory fees payable by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion to and including $3 billion, plus 0.575% of the Fund's average daily net assets in excess of $3 billion to and including $4 billion, plus 0.55% of the Fund's average daily net assets in excess of $4 billion. The waiver of fees is entirely voluntary but approval is required by the Board of Directors of the Company for any decision by AIM to discontinue the waiver. During the six months ended April 30, 1997, AIM waived fees of $949,019. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended April 30, 1997, AIM was reimbursed $73,693 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Class A shares and Class B shares. During the six months ended April 30, 1997, AFS was reimbursed $2,228,690 for such services.
  During the six months ended April 30, 1997, the Fund, pursuant to a transfer agency and service agreement, paid A I M Institutional

                                       44
                   W    E    I    N    G    A   R   T   E   N

Fund Services, Inc. ("AIFS") $2,855 for shareholder and transfer agency services with respect to the Institutional Class.
  The Fund received reductions in transfer agency fees of $42,960 from dividends received on balances in cash management bank accounts. In addition, the Fund incurred expenses of $2,905 for pricing services which are paid through directed brokerage commissions. The effect of the above arrangements resulted in a reduction in the Fund's total expenses of $45,865 during the six months ended April 30, 1997.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A and Class B shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Class. The Company has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at the annual rate of 0.30% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs, and to implement a program which provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more designees, its rights to all or a designated portion of
(a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the six months ended April 30, 1997, the Class A shares and the Class B shares paid AIM Distributors $7,688,203 and $1,589,373, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $831,559 from sales of shares of the Class A shares of the Fund during the year six months ended April 30, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 1997, AIM Distributors received commissions of $24,937 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AIM Capital, AIM Distributors, AFS, AIFS and FMC.
  During the six months ended April 30, 1997, the Fund paid legal fees of $10,693 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the six months ended April 30, 1997 was $3,610,400,083 and $4,082,664,624, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of April 30, 1997 is as follows:


Aggregate unrealized appreciation of
  investment securities                     $  980,079,896
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (105,092,131)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $  874,987,765
==========================================================

Cost of investments for tax purposes is $4,530,225,282.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the six months ended April 30, 1997, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-OPTION CONTRACTS WRITTEN

Transactions in call options written during the six months ended April 30, 1997 are summarized as follows:

                                      OPTION CONTRACTS
                                  -------------------------
                                  NUMBER OF      PREMIUMS
                                  CONTRACTS      RECEIVED
                                  ---------    ------------

Beginning of period                 55,804     $ 22,601,072
-----------------------------------------------------------
Written                             62,525       18,316,598
-----------------------------------------------------------
Closed                             (79,359)     (30,366,331)
-----------------------------------------------------------
Exercised                           (9,500)      (3,963,917)
-----------------------------------------------------------
Expired                            (21,970)      (6,081,525)
-----------------------------------------------------------
End of period                        7,500     $    505,897
===========================================================

                                       45
                   W    E    I    N    G    A   R   T   E   N

Open call option contracts written at April 30, 1997 were as follows:

                                                                                               APRIL 30,       UNREALIZED
                                                   CONTRACT   STRIKE   NUMBER OF   PREMIUM        1997        APPRECIATION
                                                    MONTH     PRICE    CONTRACTS   RECEIVED   MARKET VALUE   (DEPRECIATION)
                      ISSUE                        --------   ------   ---------   --------   ------------   --------------

ADC Telecommunications, Inc.                        April        27    7,500       $505,897     $750,000       $(244,103)
---------------------------------------------------------------------------------------------------------------------------

NOTE 7-PUT OPTIONS PURCHASED

Transactions in put options purchased during the six months ended April 30, 1997 are summarized as follows:

                                                                PUT OPTION CONTRACTS
                                                              ------------------------
                                                              NUMBER OF      PREMIUMS
                                                              CONTRACTS        PAID
                                                              ---------     ----------

Beginning of period                                              --                 --
--------------------------------------------------------------------------------------
Purchased                                                     7,500         $1,053,750
--------------------------------------------------------------------------------------
Exercised                                                        --                 --
--------------------------------------------------------------------------------------
End of period                                                 7,500         $1,053,750
--------------------------------------------------------------------------------------

Open put option contracts purchased at April 30, 1997 were as follows:

                                                                                                APRIL 30,       UNREALIZED
                                                  CONTRACT   STRIKE   NUMBER OF    PREMIUM         1997        APPRECIATION
                                                   MONTH     PRICE    CONTRACTS    RECEIVED    MARKET VALUE   (DEPRECIATION)
                     ISSUE                        --------   ------   ---------   ----------   ------------   --------------

ADC Telecommunications, Inc.                       April      22.5    7,500       $1,053,750     $281,250        $772,500
----------------------------------------------------------------------------------------------------------------------------

NOTE 8-CAPITAL STOCK

Changes in the capital stock outstanding during the six months ended April 30, 1997 and the year ended October 31, 1996 were as follows:

                                                                    APRIL 30, 1997              OCTOBER 31, 1996
                                                              --------------------------   --------------------------
                                                                SHARES         AMOUNT        SHARES         AMOUNT
                                                              ----------    ------------   ----------    ------------

Sold:

  Class A                                                     18,222,095    $353,778,240   34,550,539    $648,183,624
---------------------------------------------------------------------------------------------------------------------
  Class B                                                      5,136,342      98,559,132   12,381,545     231,706,372
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            187,453       3,617,225      516,716       9,877,153
---------------------------------------------------------------------------------------------------------------------

Issued as a reinvestment of dividends:

  Class A                                                     29,415,287     528,056,969   32,395,132     557,844,149
---------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,715,463      30,689,638      425,933       7,326,082
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            313,585       5,650,803      338,803       5,871,449
---------------------------------------------------------------------------------------------------------------------

Reacquired:

  Class A                                                     (29,281,788)  (559,413,130)  (44,929,759)  (843,683,536)
---------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,461,847)    (27,594,886)  (1,500,861)    (28,206,946)
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           (146,120)     (2,797,050)    (552,275)    (10,286,587)
---------------------------------------------------------------------------------------------------------------------
                                                              24,100,470    $430,546,941   33,625,773    $578,631,760
=====================================================================================================================

                                       46
                   W    E    I    N    G    A   R   T   E   N

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of the Institutional Class capital stock outstanding during the six months ended April 30, 1997, each of the years in the five-year period ended October 31, 1996 and the period October 8, 1991 (date operations commenced) through October 31, 1991.

                                                                            OCTOBER 31,
                                  APRIL 30,       ---------------------------------------------------------------
                                    1997            1996       1995       1994       1993       1992       1991
                                  ---------       --------   --------   --------   --------   --------   --------
Net asset value, beginning of
  period                           $ 20.46        $  20.48   $  17.94   $  17.69   $  16.73   $  15.77    $ 15.15
--------------------------------   -------        --------   --------   --------   --------   --------    -------
Income from investment
  operations:
  Net investment income               0.08            0.17       0.10       0.17       0.16       0.14       0.01
--------------------------------   -------        --------   --------   --------   --------   --------    -------
  Net gains (losses) on
    securities (both realized
    and unrealized)                   1.02            2.52       4.35       0.58       0.93       0.99       0.61
--------------------------------   -------        --------   --------   --------   --------   --------    -------
    Total from investment
      operations                      1.10            2.69       4.45       0.75       1.09       1.13       0.62
--------------------------------   -------        --------   --------   --------   --------   --------    -------
Less distributions:
  Dividends from net investment
    income                           (0.15)             --      (0.13)     (0.17)     (0.13)     (0.08)        --
--------------------------------   -------        --------   --------   --------   --------   --------    -------
  Distributions from capital
    gains                            (2.24)          (2.71)     (1.78)     (0.33)        --      (0.09)        --
--------------------------------   -------        --------   --------   --------   --------   --------    -------
    Total distributions              (2.39)          (2.71)     (1.91)     (0.50)     (0.13)     (0.17)        --
--------------------------------   -------        --------   --------   --------   --------   --------    -------
Net asset value, end of period     $ 19.17        $  20.46   $  20.48   $  17.94   $  17.69   $  16.73    $ 15.77
================================   =======        ========   ========   ========   ========   ========    =======
Total return(a)                       5.93%          15.34%     28.69%      4.37%      6.53%      7.16%      4.09%
================================   =======        ========   ========   ========   ========   ========    =======
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                         $63,453        $ 60,483   $ 54,332   $ 40,486   $ 39,821   $ 16,519    $ 3,926
================================   =======        ========   ========   ========   ========   ========    =======
Ratio of expenses to average net
  assets(b)                           0.65%(c)(d)     0.65%      0.70%      0.65%      0.78%      0.82%      0.90%(e)
================================   =======        ========   ========   ========   ========   ========    =======
Ratio of net investment income
  to average net assets(f)            0.49%(c)        0.80%      0.45%      1.00%      0.97%      0.91%      1.00%(e)
================================   =======        ========   ========   ========   ========   ========    =======
Portfolio turnover rate                 68%            159%       139%       136%       109%        37%        46%
================================   =======        ========   ========   ========   ========   ========    =======
Average broker commission rate
  paid(g)                          $0.0622        $ 0.0615        N/A        N/A        N/A        N/A        N/A
================================   =======        ========   ========   ========   ========   ========    =======
Borrowings for the period:
Amount of debt outstanding at
  end of period (000s omitted)          --              --         --         --         --         --         --
================================   =======        ========   ========   ========   ========   ========    =======
Average amount of debt
  outstanding during the period
  (000s omitted)(h)                     --              --   $      6         --         --         --         --
================================   =======        ========   ========   ========   ========   ========    =======
Average number of shares
  outstanding during the period
  (000s omitted)(h)                  3,203           2,908      2,526      2,256      1,826        707        249
================================   =======        ========   ========   ========   ========   ========    =======
Average amount of debt per share
  during the period                     --              --   $ 0.0024         --         --         --         --
================================   =======        ========   ========   ========   ========   ========    =======

(a) For periods less than one year, total return is not annualized.
(b) After waiver of advisory fees. Ratios of expenses to average net assets prior to waiver of advisory fees were 0.66% (annualized), 0.68%, 0.72%, 0.68%, 0.81%, and 0.84% for the periods 1997-1992, respectively.
(c) Ratios are annualized and based on average net assets of $63,238,088.
(d) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have remained the same.
(e) Annualized.
(f) Ratios of net investment income to average net assets prior to waiver of advisory fees were 0.48% (annualized), 0.77%, 0.43%, 0.98%, 0.94%, and 0.89%
    for the periods 1997-1992, respectively.
(g) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.
(h) Averages computed on a daily basis.

                                       47
                   W    E    I    N    G    A   R   T   E   N

SUPPLEMENTAL PROXY INFORMATION
--------------------------------------------------------------------------------

The Annual Meeting of Shareholders of the AIM Equity Funds, Inc. (the "Company") was held on February 7, 1997 at the offices of A I M Management Group Inc., 11 Greenway Plaza, Houston, Texas. The meeting was held for the following purposes:

(1) To elect Directors as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Carl Frischling, Robert H. Graham, John F. Kroeger, Lewis F. Pennock, Ian W. Robinson and Louis S. Sklar.

(2) To approve a new Master Investment Advisory Agreement between the AIM Constellation Fund (the "Fund") and A I M Advisors, Inc.

(3) To approve a new Sub-Advisory Agreement between AIM and A I M Capital Management, Inc.

(4) To approve the elimination of the fundamental investment policy prohibiting the Fund from investing in other investment companies.

(5) To approve the elimination of the fundamental investment policy prohibiting or restricting the Fund's investments in puts, calls, straddles and spreads.

(6) To ratify the selection of KPMG Peat Marwick LLP as independent accountants for the Fund for the Company's fiscal year ending October 31, 1997.

     The results of the proxy solicitation on the above matters were as follows:

                                                                                          Votes
                           Director/Matter                          Votes For            Against           Abstentions
                           ---------------                          ---------            -------           -----------
(1)  Charles T. Bauer............................................  618,811,245                  0          19,923,485
     Bruce L. Crockett...........................................  619,427,685                  0          19,307,045
     Owen Daly II................................................  618,919,919                  0          19,814,811
     Carl Frischling.............................................  619,275,356                  0          19,459,374
     Robert H. Graham............................................  619,431,576                  0          19,303,154
     John F. Kroeger.............................................  618,878,096                  0          19,856,634
     Lewis F. Pennock............................................  619,272,998                  0          19,461,732
     Ian W. Robinson.............................................  618,944,840                  0          19,789,890
     Louis S. Sklar..............................................  619,462,714                  0          19,272,016
(2)  Approval of Master Investment Advisory Agreement............  146,733,416          2,498,355           6,552,908
(3)  Approval of Sub-Advisory Agreement..........................  146,153,496          2,885,840           6,745,343
(4)  Elimination of Fundamental Investment Policy Concerning
     Investments in Other Investment Companies...................  111,841,005          5,168,602           6,908,560
(5)  Elimination of Fundamental Investment Policy concerning
     Puts, Calls, Straddles and Spreads..........................  110,091,179          6,531,415           7,295,571
(6)  KPMG Peat Marwick LLP.......................................  609,690,634          5,519,782          23,524,314

                                       48
                   W    E    I    N    G    A   R   T   E   N

                                                            Directors & Officers

Board of Directors                            OFFICERS                                        OFFICE OF THE FUND

Charles T. Bauer                              Charles T. Bauer                                11 Greenway Plaza
Chairman                                      Chairman                                        Suite 100
A I M Management Group Inc.                                                                   Houston, TX 77046
                                              Robert H. Graham
Bruce L. Crockett                             President                                       INVESTMENT ADVISOR
Formerly Director, President, and Chief
Executive Officer                             John J. Arthur                                  A I M Advisors, Inc.
COMSAT Corporation                            Senior Vice President and Treasurer             11 Greenway Plaza
                                                                                              Suite 100
Owen Daly II                                  Gary T. Crum                                    Houston, TX 77046
Director                                      Senior Vice President
Cortland Trust Inc.                                                                           TRANSFER AGENT
                                              Scott G. Lucas
Jack Fields                                   Senior Vice President                           A I M Institutional Fund
Formerly Member of the                                                                          Services, Inc.
U.S. House of Representatives                 Carol F. Relihan                                11 Greenway Plaza
                                              Senior Vice President                           Suite 100
Carl Frischling                               and Secretary                                   Houston, TX 77046
Partner
Kramer, Levin, Naftalis & Frankel             Jonathan C. Schoolar                            CUSTODIAN
                                              Senior Vice President
Robert H. Graham                                                                              State Street Bank & Trust
President and Chief Executive Officer         Melville B. Cox                                 225 Franklin Street
A I M Management Group Inc.                   Vice President                                  Boston, MA 02110

John F. Kroeger                               Dana R. Sutton                                  COUNSEL TO THE FUND
Formerly Consultant                           Vice President and Assistant Treasurer
Wendell & Stockel Associates, Inc.                                                            Ballard Spahr
                                              P. Michelle Grace                               Andrews & Ingersoll
Lewis F. Pennock                              Assistant Secretary                             1735 Market Street
Attorney                                                                                      Philadelphia, PA 19103
                                              David L. Kite
Ian W. Robinson                               Assistant Secretary                             COUNSEL TO THE DIRECTORS
Consultant; Formerly Executive
Vice President and                            Nancy L. Martin                                 Kramer, Levin, Naftalis & Frankel
Chief Financial Officer                       Assistant Secretary                             919 Third Avenue
Bell Atlantic Management                                                                      New York, NY 10022
Services, Inc.                                Ofelia M. Mayo
                                              Assistant Secretary                             DISTRIBUTOR
Louis S. Sklar
Executive Vice President                      Kathleen J. Pflueger                            Fund Management Company
Hines Interests                               Assistant Secretary                             11 Greenway Plaza
Limited Partnership                                                                           Suite 100
                                              Samuel D. Sirko                                 Houston, TX 77046
                                              Assistant Secretary

                                              Stephen I. Winer
                                              Assistant Secretary

                                              Mary J. Benson
                                              Assistant Treasurer

                              AIM Weingarten Fund

[LOGO APPEARS HERE]                                            ----------------
                                                                  BULK RATE
FUND MANAGEMENT COMPANY                                          U.S. POSTAGE
11 Greenway Plaza, Suite 100                                         PAID
Houston, TX 77046-1188                                            HOUSTON, TX
                                                                Permit No. 1919
                                                               ----------------